                                                                    EXHIBIT 10.2


                         SECURITIES PURCHASE AGREEMENT


                  INTERNATIONAL WIRELESS COMMUNICATIONS, INC.

                SERIES F REDEEMABLE CONVERTIBLE PREFERRED STOCK

                         DATED AS OF DECEMBER 6, 1995

                               TABLE OF CONTENTS
                               -----------------

                                                                           Page
                                                                           ----
1.   AUTHORIZATION OF FINANCING...............................................2

2.   PURCHASE AND SALE OF SECURITIES..........................................2

3.   CLOSING OF SALE OF SECURITIES............................................2

4.   CONDITIONS OF CLOSING....................................................3
     4A.    CONDITIONS OF INITIAL CLOSING.....................................3
     4A.1   CLOSINGS OF THE VANGUARD EXCHANGE.................................3
     4A.2   CLOSINGS OF THE CTIP EXCHANGE.....................................3
     4A.3   CONCURRENT FUNDING................................................4
     4A.4   OPINION OF COUNSEL................................................4
     4A.5   REPRESENTATIONS AND WARRANTIES; NO PREFERRED SOTCK
            FAILURE EVENT.....................................................4
     4A.6   PURCHASE AND EXCHANGE PERMITTED BY APPLICABLE LAWS................4
     4A.7   APPROVALS AND CONSENTS............................................4
     4A.8   PROCEEDINGS.......................................................5
     4A.9   FEES..............................................................5
     4A.10  LEGAL FEES........................................................5
     4A.11  SECURITIES........................................................5
     4A.12  INVESTOR RIGHTS AGREEMENT.........................................5
     4A.13  REGISTRATION RIGHTS AGREEMENT.....................................5
     4A.14  CERTIFICATE OF INCORPORATION......................................5
     4A.15  FINANCIAL INFORMATION.............................................5
     4A.16  COMPLIANCE CERTIFICATE............................................6
     4A.17  SECRETARY'S CERTIFICATES; GOOD STANDING...........................6
     4A.18  ADDITIONAL INFORMATION............................................6
     4B.    CONDITIONS OF SECOND CLOSING......................................6
     4B.1   REPRESENTATIONS AND WARRANTIES; NO PREFERRED STOCK
            FAILURE EVENT.....................................................6
     4B.2   PURCHASE AND EXCHANGE PERMITTED BY APPLICABLE LAWS................7
     4B.3   SECURITIES........................................................7
     4B.4   OPINION OF COUNSEL................................................7
     4B.5   COMPLIANCE CERTIFICATE............................................7
     4B.6   INVESTOR RIGHTS AGREEMENT.........................................7
     4B.7   REGISTRATION RIGHTS AGREEMENT.....................................7
     4B.8   INITIAL CLOSING...................................................7

5.   AFFIRMATIVE COVENANTS....................................................7
     5.1    FINANCIAL STATEMENTS AND OTHER REPORTS............................7

     5.2    INSPECTION OF PROPERTY...........................................10
     5.3    MAINTENANCE OF PROPERTIES; INSURANCE.............................11
     5.4    EXISTENCE, ETC...................................................11
     5.5    PAYMENT OF TAXES AND CLAIMS......................................12
     5.6    COMPLIANCE WITH LAWS, ETC........................................12
     5.7    USE OF PROCEEDS..................................................12
     5.8    ACCOUNTANTS......................................................12
     5.9    FURTHER ASSURANCES...............................................13
     5.10   ACCOUNTS AND RECORDS.............................................13
     5.11   RESERVATION OF SHARES............................................13
     5.12   INVESTMENT COMPANY ACT OF 1940...................................13

6.   NEGATIVE COVENANTS......................................................13
     6.1    LIMITATION ON DEBT...............................................13
     6.2    LIMITATION ON LIENS..............................................14
     6.3    LIMITATION ON RESTRICTED PAYMENTS................................14
     6.4    LIMITATION ON INVESTMENTS........................................14
     6.5    TRANSACTIONS WITH AFFILIATES.....................................14
     6.6    MERGER, CONSOLIDATION, ACQUISITION OR SALE OF ASSETS.............14
     6.7    SALES OF ASSETS..................................................15
     6.8    ANNUAL BUDGET; CAPITAL EXPENDITURES..............................15
     6.9    NO AMENDMENT OF CERTAIN DOCUMENTS................................15
     6.10   CHANGE IN BUSINESS...............................................15
     6.11   EXECUTIVE OFFICERS; BOARD OF DIRECTORS...........................16
     6.12   WITHHOLDING TAXES................................................16
     6.13   NO PLEDGE OF SHARES..............................................16
     6.14   CHANGE IN CONTROL................................................17
     6.15   SALE OF EQUITY SECURITIES........................................17
     6.16   FISCAL YEAR; CHANGE IN ACCOUNTING PRACTICES......................17

7.   PREFERRED STOCK FAILURE EVENTS..........................................17
     7.1    PREFERRED STOCK FAILURE EVENTS...................................17
     7.2    OTHER REMEDIES...................................................20

8.   REPRESENTATIONS, COVENANTS AND WARRANTIES...............................20
     8.1    ORGANIZATION; AUTHORITY..........................................20
     8.2    AUTHORIZATION....................................................21
     8.3    CAPITAL STOCK AND RELATED MATTERS................................21
     8.4    LITIGATION.......................................................22
     8.5    COMPLIANCE.......................................................23
     8.6    OFFERING.........................................................24
     8.7    ERISA AND LABOR RELATIONS........................................24
     8.8    FINANCIAL STATEMENTS; MATERIAL FACTS.............................25
     8.9    OUTSTANDING DEBT.................................................26
     8.10   TAXES............................................................26


     8.11   CONFLICTING AGREEMENTS...........................................27
     8.12   POLLUTION AND OTHER REGULATIONS..................................27
     8.13   CERTAIN ACTS.....................................................28
     8.14   GOVERNMENTAL PERMITS, CONSENTS, ETC..............................28
     8.15   FEES AND COMMISSIONS.............................................29
     8.16   INTELLECTUAL PROPERTY............................................29
     8.17   ABSENCE OF CERTAIN CHANGES.......................................30
     8.18   THE EXCHANGE DOCUMENTS...........................................30
     8.19   INSURANCE........................................................30
     8.20   RESERVATION OF SHARES............................................31
     8.21   TITLE TO PROPERTIES..............................................31
     8.22   CONTRACTS; DISCONTINUED PROJECTS.................................32

9.   REPRESENTATIONS OF THE PURCHASERS.......................................32
     9.1    PURCHASE OF SECURITIES...........................................32
     9.2    INCORPORATION; AUTHORIZATION.....................................32
     9.3    NO CONFLICTS.....................................................33
     9.4    NO BROKERS' FEES.................................................33
     9.5    LEGEND...........................................................33

10.  DEFINITIONS.............................................................33

11.  MISCELLANEOUS...........................................................46
     11.1   PAYMENTS.........................................................46
     11.2   EXPENSES; INDEMNITY..............................................47
     11.3   CONSENT TO AMENDMENTS; SUBORDINATION.............................48
     11.4   PERSONS DEEMED OWNERS............................................48
     11.5   SURVIVAL OF REPRESENTATIONS AND WARRANTIES:
            ENTIRE AGREEMENT.................................................49
     11.6   SUCCESSORS AND ASSIGNS...........................................49
     11.7   NOTICES..........................................................49
     11.8   DESCRIPTIVE HEADINGS, ETC........................................50
     11.9   CONFIDENTIALITY..................................................50
     11.10  NO AGENCY........................................................50
     11.11  GOVERNING LAW: CHOICE OF FORUM...................................51
     11.12  WAIVER OF JURY TRIAL.............................................52

SCHEDULES:

Schedule 1      Initial Closing Purchasers
Schedule 1A     Bridge Investors
Schedule 2      Second Closing Purchasers
Schedule 5.7    Use of Proceeds
Schedule 6.1    Existing Debt
Schedule 6.5    Transactions with Affiliates
Schedule 8.1    Jurisdictions Where Qualified; Subsidiaries
Schedule 8.2    Authorization
Schedule 8.3    Capitalization
Schedule 8.4    Litigation
Schedule 8.7    Employee Benefits
Schedule 8.11   Conflicting Agreements
Schedule 8.12   Pollution and Other Regulations
Schedule 8.14   Governmental Permits
Schedule 8.16   Licenses and Options
Schedule 8.18   Amendments to the Exchange Documents
Schedule 8.19   Insurance
Schedule 8.21   Real Property
Schedule 8.22   Contracts and Discontinued Projects

EXHIBITS:
- --------

Exhibit 4A.4    Form of Opinions of the Company's Counsel
Exhibit 4A.12   Form of Investor Rights Agreement
Exhibit 4A.13   Form of Registration Rights Agreement
Exhibit 4A.14   Form of Certificate of Incorporation
Exhibit 4B.4    Form of Opinions of the Company's Counsel

                         SECURITIES PURCHASE AGREEMENT


     THIS SECURITIES PURCHASE AGREEMENT dated as of December 6, 1995 by and among (i) INTERNATIONAL WIRELESS COMMUNICATIONS, IWC., a Delaware corporation (the "Company"), (ii) ELECTRA INVESTMENT TRUST P.L.C. ("EIT") and ELECTRA ASSOCIATES, INC. ("EAI", and together with EIT, "Electra"), (iii) the additional purchasers listed on Schedule 1 hereto, and (iv) the additional purchasers at
                     ----------
the Second Closing (as hereinafter defined) (all such additional purchasers referred to in clauses (iii) and (iv) above, together with Electra, and the successors and assigns of any of them, are collectively referred to herein as the "Purchasers" and each individually, a "Purchaser"),
     ----------                            ---------

                             W I T N E S S E T H:
                             - - - - - - - - - -

     WHEREAS, the Company has requested that the Purchasers purchase certain securities from and extend certain financial accommodations to the Company in a minimum amount equal to $50,000,000 in connection with the financing of certain of the Projects (as hereinafter defined) and certain of the working capital needs of the Company; and

     WHEREAS, certain of the Purchasers (as hereinafter defined as the "Bridge Investors") have extended certain financial accommodations to the Company in an amount equal to $8,700,000, as evidenced by the Bridge Notes (as hereinafter defined), in advance of the execution of this Agreement, which Bridge Notes will be converted into the Securities (as hereinafter defined) in accordance with the terms hereof; and

     WHEREAS, the Company desires, upon the terms and conditions hereinafter provided, to sell certain of the Securities to the Purchasers and exchange the Bridge Notes for certain of the Securities; and

     WHEREAS, the Purchasers, including the Bridge Investors, desire, upon the terms and conditions hereinafter provided, to purchase from the Company the Securities;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be bound, hereby agree as follows:

     Certain terms used in this Agreement are defined in Section 10 hereof. Unless otherwise indicated, references to statutes are to statutes of the United States of America. Accounting terms used herein shall be construed in accordance with GAAP. In addition, unless the contrary intention appears, terms and expressions having a defined or generally accepted meaning under the securities laws of the United States shall have the same meaning in this Agreement.

          1.   AUTHORIZATION OF FINANCING.
               --------------------------

          In order to provide funds for, among other things, the expansion and development of the Projects and working capital of the Company, the Company has authorized the issuance, sale and delivery of (i) 152,000 shares of its Series F-1 Preferred Stock, par value $.01 per share, with a stated value and a purchase price of $375 per share (the "Series F-1 Preferred Stock") and (ii)
                                       --------------------------
21,200 shares of its Series F-2 Preferred Stock, par value $.01 per share, with a stated value and a purchase price of $375 per share (the "Series F-2
                                                            ----------
Preferred Stock"; and together with the Series F-1 Preferred Stock,
- ---------------
collectively the "Securities"), which series have the rights, restrictions,
                  ----------
privileges and preferences as set forth in the Certificate of Incorporation. Notwithstanding anything contained herein to the contrary, without the prior written consent of the holders of 75% of the Securities (excluding the Series F-2 Preferred Stock), (i) the aggregate amount of Securities sold hereunder at both Closings shall not exceed $65,000,000, and (ii) no one holder of the Securities shall purchase from the Company more than $10,000,000 of Securities.

          2.   PURCHASE AND SALE OF SECURITIES.
               -------------------------------

          The Company hereby agrees to (i) issue and sell to each of the Purchasers listed on Schedule 1 hereto and each such Purchaser, severally and
                     ----------
not jointly, hereby agrees to purchase from the Company, on the Initial Closing Date, subject to the terms and conditions herein set forth and in reliance upon the representations, warranties and agreements of the Company herein contained,
(ii) issue and exchange with each Bridge Investor listed on Schedule 1A hereto
                                                            -----------
and each Bridge Investor, severally and not jointly, hereby agrees to purchase from the Company, on the Initial Closing Date, subject to the terms and conditions herein set forth and in reliance upon the representations, warranties and agreements of the Company herein contained, and (iii) issue and sell to the additional Purchasers listed on an additional Schedule to be attached to this Agreement on or before the Second Closing ("Schedule 2") and each such
                                            ----------
additional Purchaser, severally and not jointly, shall agree to purchase from the Company, on the Second Closing Date, subject to the terms and conditions herein set forth and in reliance upon the representations, warranties and agreements of the Company herein contained, to purchase or exchange at the applicable Closing from the Company the aggregate number of shares of Securities set forth opposite such Purchaser's and Bridge Investor's name in Schedule 1 or
                                                                  ----------
Schedule 2 for the purchase price set forth opposite such Purchaser's name and
- ----------
registered in such Purchaser's or Bridge Investor's name or that of such Purchaser's or Bridge Investor's nominee, as such Purchaser or Bridge Investor shall request.

          3.   CLOSING OF SALE OF SECURITIES. (A) The initial purchase and
               -----------------------------
delivery of the applicable Securities, and the exchange of the Bridge Notes for the applicable Securities, shall each take place at the offices of Pryor, Cashman, Sherman & Flynn, 410 Park Avenue, New York, New York 10022 (the "Initial Closing") to be held simultaneously with the execution and delivery of
 ---------------
this Agreement, or at such other place or on such other date as the Purchasers, the Bridge Investors and the Company may agree upon, but in no event later than December 20, 1995 (the "Initial Closing Date").

          (B) The second purchase and delivery of the applicable Securities shall take place at the offices of Pryor, Cashman, Sherman & Flynn, 410 Park Avenue, New York, New York 10022 (the "Second Closing"; and together with the
                                       --------------
Initial Closing, the "Closings") to be held on or before December 31, 1995, or at such other place as the Purchasers and the Company may agree upon (the "Second Closing Date") but in no event later than 30 days after the Initial
 -------------------
Closing Date.

          (C) The Company will (i) at each Closing, deliver one or more certificates evidencing the appropriate Securities to each of the appropriate Purchasers, against payment of the purchase price therefor by transfer of immediately available funds to such bank or other financial institution as the Company may direct in writing, for credit to the Company's account, (ii) at the Initial Closing, deliver one or more certificates evidencing the appropriate Securities to each of the appropriate Bridge Investors, against payment of the purchase price therefor by cancellation of the Bridge Notes, and (iii) at the Initial Closing, pay a non-refundable financing fee to EI of $100,000 (the "Financing Fee") and the fee set forth in the Supplemental Letter. If at the
 -------------
Initial Closing, the Company shall fail to tender to each of the appropriate Purchasers any of the appropriate Securities provided for above in this Section 3, or any of the conditions specified in Section 4A hereof shall not have been satisfied or waived by each such Purchaser, each such Purchaser shall, at such Purchaser's election, be relieved of all further obligations under this Agreement, without thereby waiving any other rights such Purchaser may have by reason of such failure or such non-fulfillment. If at the Second Closing, the Company shall fail to tender to each of the appropriate Purchasers any of the appropriate Securities provided for above in this Section 3, or any of the conditions specified in Section 4B hereof shall not have been satisfied or waived by such Purchasers, such Purchaser shall, at such Purchaser's election, be relieved of all further obligations under this Agreement, without thereby waiving any other rights such Purchaser may have by reason of such failure or such non-fulfillment.

          4.   CONDITIONS OF CLOSING.
               ---------------------

          4A.  CONDITIONS OF INITIAL CLOSING.  Each Purchaser's obligation to
               -----------------------------
purchase and pay for the applicable Securities, and each Bridge Investor's obligation to exchange the Bridge Notes for the applicable Securities, at the Initial Closing is subject to of the following conditions:

          4A.1 CLOSINGS OF THE VANGUARD EXCHANGE. The transactions contemplated
               ---------------------------------
under the Vanguard Exchange and the Vanguard Exchange Documents shall close on or before the Initial Closing of the transactions contemplated herein, without any material terms or conditions therein being waived or modified by the Company.

          4A.2 CLOSINGS OF THE CTP EXCHANGE. The transactions contemplated under
               ----------------------------
the CTP Exchange and the CTP Exchange Documents shall close on or before the Initial Closing of the transactions contemplated herein, without any material terms or conditions therein being waived or modified by the Company.

          4A.3  CONCURRENT FUNDING. The Company shall have (i) received
                ------------------
concurrently from each Purchaser the appropriate purchase price for the Securities being purchased by such Purchasers and (ii) concurrently consummated the exchange and cancellation of the Bridge Notes with the Bridge Investors; provided, however, that the aggregate proceeds received by the Company for the Securities at the Initial Closing, in the form of cash and cancellation of debt, equals at least $50,000,000.

          4A.4  OPINION OF COUNSEL.  Each Purchaser shall have received from (i)
                ------------------
Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, counsel to the Company, and (ii) special local counsel to the Company in Malaysia, Indonesia, Brazil and the Philippines, an opinion substantially in the forms set forth in
Exhibit 4A.4 hereto, each addressed to the Purchasers, dated the Initial
Closing Date and otherwise reasonably satisfactory in form and substance to Purchasers.

          4A.5  REPRESENTATIONS AND WARRANTIES; NO PREFERRED STOCK FAILURE
                ----------------------------------------------------------
EVENT. The representations and warranties of the Company contained in this
- -----
Agreement, the other Transaction Documents and those otherwise made in any writing by the Company, furnished pursuant to this Agreement and the other Transaction Documents, including, without limitation, relating to any Project and the consummation of the Vanguard Exchange and the CTP Exchange), shall be true and correct in all material respects when made and at the time of the Initial Closing as though made at such time, and the Company shall have performed or complied, in all material respects, with the covenants, conditions and agreements contained in this Agreement and the other Transaction Documents required to be performed and complied with by the Company at or prior to the Initial Closing; and there shall exist at the time of the Initial Closing and after giving effect to such transactions no Preferred Stock Failure Event or Preferred Stock Failure.

          4A.6  PURCHASE AND EXCHANGE PERMITTED BY APPLICABLE LAWS. The purchase
                --------------------------------------------------
and exchange of, and payment for, the Securities shall not violate any applicable law or governmental regulation including, without limitation, Section 5 of the Securities Act) and shall not subject any Purchaser to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation or order. The Purchasers shall have received such certificates or other evidence as they may reasonably request to establish compliance with the conditions set forth in this Section 4A.6.

          4A.7  APPROVALS AND CONSENTS. The Company shall have duly received all
                ----------------------
authorizations, waivers, consents, approvals, licenses, franchises, permits and certificates (collectively, "Consents") by or of all (i) federal, state, local and foreign governmental authorities, (ii) existing shareholders, warrant holders and convertible debt holders of the Company, and (iii) other Persons, in each case, necessary to be obtained on or before the Initial Closing Date for the issuance of the Securities and the consummation of the transactions contemplated herein and in the other Transaction Documents (including, without limitation, the consummation of the Vanguard Exchange), and all thereof shall be in full force and effect at the time of Initial Closing.

          4A.8  PROCEEDINGS. All proceedings taken or to be taken in connection
                -----------
with the transactions contemplated hereby and in the other Transaction Documents (including, without limitation, the consummation of the Vanguard Exchange and the CTP Exchange), and all documents incident thereto, shall be reasonably satisfactory in form and substance to the Purchasers, and the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

          4A.9  FEES.  EI shall have received payment in full of the Financing
                ----
Fee set forth in Section 3 hereof and the structuring fee set forth in the Supplemental Letter.

          4A.10 LEGAL FEES. Pryor, Cashman, Sherman & Flynn, counsel to the Lead
                ----------
Purchaser, shall have received payment of its fees and expenses referred to in
Section 11.2 hereof.

          4A.11 SECURITIES. The Company shall have delivered to the Purchasers
                ----------
one or more certificates, each representing the number of shares of Securities being purchased from the Company by each Purchaser, or exchanged by each Bridge Investor, as set forth on Schedule 1 hereto.

          4A.12 INVESTOR RIGHTS AGREEMENT. The Fifth Amended and Restated
                -------------------------
Investor Rights Agreement, in the form of Exhibit 4A.12 hereto (the "Investor Rights Agreement"), shall be executed by the Company and the requisite percentage holders of "Registrable Securities" (as defined in the Original Investor Rights Agreement) to effect the amendments to the Original Investor Rights Agreement contemplated by the Investor Rights Agreement in accordance with Section 3.7 of the Original Investor Rights Agreement, and delivered to the Purchasers contemporaneously with the transactions contemplated herein.

          4A.13 REGISTRATION RIGHTS AGREEMENT. The Registration Rights
                -----------------------------
Agreement, in the form of Exhibit 4A.13 hereto (the "Registration Rights Agreement"), shall be executed and delivered to the Purchasers contemporaneously with the transactions contemplated herein.

          4A.14 CERTIFICATE OF INCORPORATION. The Certificate of Incorporation
                ----------------------------
of the Company, in the form of Exhibit 4A.14 hereto, shall have been executed and duly filed with the Delaware Secretary of State.

          4A.15 FINANCIAL INFQRMATION.  The Company shall have delivered to the
                ---------------------
Purchasers (i) the audited consolidated financial statements for the Company for the years ended December 31, 1993 and 1994, and (ii) to the extent available, the monthly profit and loss statements and balance sheets for the Company and its Subsidiaries since December 31, 1994 for all monthly periods ending within 15 days prior to the Initial Closing Date, which financial information shall not represent a Material Adverse Change in the Company or any of the Material Projects. The Company shall have delivered to the Purchasers a consolidated pro forma opening balance sheet of the Company and its Subsidiaries, as of the Initial Closing Date, giving effect to the transactions contemplated by this Agreement and the other Transaction Documents

(including, without limitation, the consummation of the Vanguard Exchange and the CTP Exchange), in form and substance satisfactory to the Purchasers.

          4A.16 COMPLIANCE CERTIFICATE. Each Purchaser shall have received an
                ----------------------
Officers' Certificate, dated the Initial Closing Date, certifying that the conditions specified in Article 4A required to be fulfilled on the Initial Closing Date (other than actions required to be taken by the Purchasers) have been fulfilled.

          4A.17 SECRETARY'S CERTIFICATES; GOOD STANDING. The Company shall have
                ---------------------------------------
delivered to each Purchaser (i) a certificate of its corporate secretary or assistant secretary as to (A) resolutions of its Board of Directors or shareholders action, as required, approving and authorizing the execution, delivery and performance of each of the Transaction Documents and the transactions contemplated therein (including, without limitation, the consummation of the Vanguard Exchange and the CTP Exchange) to which it is a party and authorizing the issuance and delivery of the Securities, as being in full force and effect without modification, supplementation or amendment and
(B) its Certificate of Incorporation and the By-laws and all amendments to date as being in full force and effect, with true, correct and complete copies of such resolutions, Certificates of Incorporation and By-laws attached thereto,
(ii) an incumbency certificate of the Company's officers executing this Agreement and the other Transaction Documents to which it is a party, (iii) a certificate of the corporate secretary or assistant secretary of each of its domestic U.S. Subsidiaries as to such Subsidiary's Certificate of Incorporation and By-laws and all amendments to date as being in full force and effect, with true, correct and complete copies of such Certificate of Incorporation and By-laws attached thereto, and (iv) a certificate of subsistence and/or good standing of the Company and each domestic U.S. Subsidiary, dated as of a recent date prior to the Initial Closing, issued by the Secretary of State of its state of incorporation and of each other jurisdiction in which the Company and such Subsidiary is qualified to do business.

          4A.18 ADDITIONAL INFORMATION. The Company shall have executed and/or
                ----------------------
delivered such other information and documentation as the Purchasers and their counsel shall reasonably request. The Purchasers shall have received such other documents and opinions, in form and substance satisfactory to the Purchasers and their counsel.

          4B.   CONDITIONS OF SECOND CLOSING.  Each Purchaser's obligation to
                ----------------------------
purchase and pay for the applicable Securities at the Second Closing is subject to the satisfaction prior to or at the Second Closing Date of each of the following conditions:

          4B.1  REPRESENTATIONS AND WARRANTIES; NO PREFERRED STOCK FAILURE
                ----------------------------------------------------------
EVENT. (A) The representations and warranties of the Company contained in this
- -----
Agreement, the other Transaction Documents and those otherwise made in any writing by the Company, furnished in connection with or pursuant to this Agreement and the other Transaction Documents, or in connection with the transactions contemplated hereby or thereby (including, without limitation, relating to any Project and the consummation of the Vanguard Exchange and the CTP Exchange), shall be true and correct in all material respects when made and at the time of the Initial Closing as though made at such time, and the Company shall have performed or complied in all material respects with the covenants, conditions and agreements contained in this Agreement and the other Transaction Documents required to be performed and complied with by the Company at or prior to the Initial Closing.

          (B) No Material Adverse Change shall have occurred since the Initial Closing Date and there shall exist at the time of the Second Closing and after giving effect to such transactions no Preferred Stock Failure Event or Preferred Stock Failure.

          4B.2  PURCHASE AND EXCHANGE PERMITTED BY APPLICABLE LAWS. The purchase
                --------------------------------------------------
and exchange of, and payment for, the Securities shall not violate any applicable law or governmental regulation (including, without limitation, Section 5 of the Securities Act) and shall not subject any Purchaser to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation or order.

          4B.3  SECURITIES. The Company shall have delivered to the Purchasers
                ----------
one or more certificates, each representing the number of shares of Securities being purchased from the Company by each Purchaser as set forth on Schedule 2 hereto.

          4B.4  OPINION OF COUNSEL. Each Purchaser shall have received from
                ------------------
Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, counsel to the Company, an opinion substantially in the form set forth in Exhibit 4B.4, each addressed to the Purchasers, dated the Second Closing Date and otherwise reasonably satisfactory in form and substance to Purchasers.

          4B.5  COMPLIANCE CERTIFICATE.  Each Purchaser shall have received an
                ----------------------
Officers' Certificate, dated the Second Closing Date, certifying that the conditions specified in Article 4B required to be fulfilled on the Second Closing Date (other than actions required to be taken by the Purchasers) have been fulfilled.

          4B.6  INVESTOR RIGHTS AGREEMENT. The Purchasers shall have executed
                -------------------------
and delivered the Investor Rights Agreement to the Company contemporaneously with the transactions contemplated herein.

          4B.7  REGISTRATION RIGHTS AGREEMENT. The Purchasers shall have
                -----------------------------
executed and delivered the Registration Rights Agreement to the Company contemporaneously with the transactions contemplated herein.

          4B.8  INITIAL CLOSING. The Initial Closing shall have been
                ---------------
consummated.


          5.    AFFIRMATIVE COVENANTS.
                ---------------------
          The Company hereby covenants that from and after the date of this Agreement through the Closings and thereafter so long as any Securities remain outstanding, as follows:


                5.1   FINANCIAL STATEMENTS AND OTHER REPORTS. The Company
                      --------------------------------------
covenants that it will deliver, or cause to be delivered, to each of the
Purchasers:

                (i) as soon as practicable and in any event within 45 days after the end of each fiscal month of the Company and, commencing with the month ending January, 1996, for each of the Material Operating Companies (other than the last month of each fiscal quarter for both the Company and each Material Operating Company), statements of income and cash flow for such month and for the period from the beginning of the current fiscal year to the end of such month and balance sheets as at the end of such month, and setting forth in each case where applicable, in comparative form, figures for the corresponding months in the preceding fiscal year, all in reasonable detail, and certified by the chief financial officer of the Company as being a true and correct reflection in all material respects of the financial condition and results of operation of the Company and, to his knowledge, each of the Material Operating Companies;

                (ii) as soon as practicable and in any event within 45 days after the end of each fiscal quarter of the Company and, commencing with the fiscal quarter ending March 1996, for each of the Material Operating Companies (other than the last fiscal quarter of each year for both the Company and each Material Operating Company), statements of income and cash flow for such quarter and for the period from the current fiscal year to the end of such quarter and balance sheets as at the end of such quarter, and (a) setting forth, in comparative form, figures for the corresponding quarter in the annual budget (including, without limitation, the initial annual budget prepared on or prior to the Initial Closing on a pro forma basis giving effect to the consummation of the transactions contemplated under this Agreement), all in reasonable detail, and (b) setting forth where applicable, in comparative form, figures for the corresponding quarter in the preceding fiscal year, all in reasonable detail, and certified by the chief financial officer of the Company as being a true and correct reflection in all material respects of the financial condition and results of operation of the Company and, to his knowledge, each of the Material Operating Companies;

                (iii) as soon as practicable and in any event within 120 days after each fiscal year, audited consolidated and consolidating statements of income and cash flow of the Company and its Subsidiaries for such year, and audited consolidated and consolidating balance sheets of the Company and its Subsidiaries as at the end of such year, and setting forth, in each case where applicable, in comparative form, corresponding figures from the preceding fiscal year, and corresponding figures for such year from the annual budget (including, without limitation, the initial annual budget prepared on or prior to the Initial Closing on a pro forma basis giving effect to the consummation of the transactions contemplated under this Agreement) (which comparisons to the annual budget need not be audited), all in reasonable detail, and, as to the consolidated statements, reported upon by KPMG Peat Marwick LLP or another independent accounting firm of nationally recognized standing whose certification shall be without qualification as to the scope of the audit or as to GAAP, and, as to the consolidating statements, certified by the chief financial officer of the Company;

                (iv) promptly upon transmission thereof, copies of all such financial statements, proxy statements, material non-confidential notices and reports as the Company, any of its Subsidiaries or any Operating Company shall send to its security holders, copies of all non-confidential reports which it or any of its officers or directors send to, and all registration statements (without exhibits) which it files, with the Commission or any securities exchange

(should the Company, any of its Subsidiaries or any Operating Company be or become public companies), copies of all press releases and other statements made generally available by the Company, any Subsidiary or any Operating Company to the public concerning material developments in the business of the Company, its Subsidiaries and any Operating Company, as the case may be;

                (v) promptly upon receipt thereof, a copy of each other report (including, without limitation, each management and/or controller letter) submitted to the Company or any of its Subsidiaries by independent accountants in connection with any annual, interim or special audit of the books of the Company or any of its Subsidiaries made by such accountants;

                (vi) together with each delivery of financial statements required by clauses (ii) and (iii) above, an Officers' Certificate of the Company stating that the signers have reviewed the terms of this Agreement and the Securities and have made, or caused to be made under their supervision, a review in reasonable detail of the transactions and condition of the Company and its Subsidiaries during the fiscal period covered by such financial statements and that such review has not disclosed the existence during or at the end of such fiscal period, and that the signers do not have knowledge of the existence, as at the date of the Officers' Certificate, of any condition or event which constitutes a Preferred Stock Failure Event or Preferred Stock Failure or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action, if any, the Company has taken or is taking or proposes to take with respect thereto;

                (vii) immediately upon any executive officer of the Company or any of its Subsidiaries obtaining knowledge (a) of any condition or event which constitutes a Preferred Stock Failure Event or Preferred Stock Failure, (b) that the holder of any Securities has given any notice or taken any other action with respect to a claimed Preferred Stock Failure Event or Preferred Stock Failure under this Agreement, (c) of any condition or event which, in the opinion of management of the Company, would have or would likely result in a Material Adverse Effect, (d) that any Person has given any notice to the Company, any of its Subsidiaries or any Material Operating Company or taken any material action with respect to a claimed default of the type referred to in Section 7.1(ix) hereof, or (e) of the institution of any litigation involving claims against the Company, any of its Subsidiaries or any Material Operating Company equal to or greater than $500,000 with respect to any single cause of action or $1,000,000 with respect to the aggregate of all causes of action, or any adverse determination in any litigation involving a potential liability to the Company, any of its Subsidiaries or any Material Operating Company equal to or greater than $500,000 with respect to any single cause of action or $1,000,000 with respect to the aggregate of all causes of action, an Officers' Certificate specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such holder or Person and the nature of such claimed Preferred Stock Failure Event, Preferred Stock Failure, event or condition, and what action, if any, the Company has taken, is taking or proposes to take with respect thereto;

                (viii) immediately upon any officer of the Company or any of its Subsidiaries becoming aware of the occurrence of (i) any "reportable event", as such term is defined in Section 4043 of ERISA, in connection with any Plan or trust created thereunder, (ii) an event requiring the Company or any Subsidiary to provide security to a Plan under Section 401(a)(29) of the Code, (iii) any "prohibited transaction" incurred by the Company, any of its Subsidiaries or any "Disqualified Person" (as defined in Section 4975 of the Code) (other than an exempt "prohibited transaction"), as such term is defined in Section 4975 of the Code or in Section 406 of ERISA in connection with any Plan or any trust created thereunder, (iv) the institution of proceedings or the taking or expected taking of action by the PBGC or the Company or any of its Subsidiaries to terminate or withdraw or partially withdraw from a Multi-employer Plan within the meaning of
Section 4203 or 4205 of ERISA or under Section 4062, 4063 or 4064 of ERISA (in connection with any Plan or any trust created thereunder), (v) any "accumulated funding deficiency" within the meaning of Section 412 of the Code or Section 302 of ERISA or any delinquency as to contributions or payments to or in respect of any Plans, (vi) any employee benefit Plan and trust which is intended to be qualified within the meaning of Section 401(a) and tax exempt within the meaning of 501(a) of the Code, no longer being qualified or tax exempt, (vii) any transaction or any failure to take any action or make any required contributions or any act or omission which would or would likely give rise to liability for any excise tax under Section 4971 through 4980B of the Code inclusive, (viii) any action or event which would or would likely materially increase the cost of any employee benefit Plan, or (ix) any other action taken by the Internal Revenue Service, the PBGC or the Department of Labor in connection with any employee benefit Plan and trust of the Company or its Subsidiaries, a written notice specifying the nature thereof, what action, if any, the Company or any such Subsidiary has taken, is taking or proposes to take with respect thereto, and, when known, any action taken or threatened by the Internal Revenue Service or the PBGC with respect thereto);

                (ix) immediately upon any material revision to any of the budgets approved by the Board of Directors of clauses (i), (ii) or (iii) above, such budgets and financial statements, as revised;

                (x) subject to Section 11.9 hereof, with reasonable promptness, such other information and data with respect to the Company, any of its Subsidiaries or any Operating Company as may be reasonably requested by the Lead Purchaser or any Significant Purchaser and, after a Preferred Stock Failure Event, by the Lead Purchaser, any Significant Purchaser or the holders of a majority of the Securities; and

                (xi) together with each delivery of financial statements required by clauses (ii) and (iii) above, an Officers' Certificate of the Company containing an analysis of the variance between the results of operations and the budget for such period and a management commentary as to such results of operation.

                5.2   INSPECTION OF PROPERTY. Subject to Section 11.9 hereof,
                      ----------------------
the Company covenants that it, each of its Subsidiaries and each Operating Company, will permit any Person designated in writing (i) prior to a Preferred Stock Failure Event, by the Lead Purchaser or any Significant Purchaser, at the Lead

Purchaser's or such Significant Purchaser's expense, and (ii) after a Preferred Stock Failure Event, by the Lead Purchaser, any Significant Purchaser or the holders of a majority of the Securities, at the Company's expense, to visit and inspect any of the properties of the Company, any of its Subsidiaries and each Operating Company, to examine the books and financial records of the Company, any of its Subsidiaries and each Operating Company and make copies thereof or extracts therefrom and to discuss its affairs, finances and accounts with its officers and its independent public accountants, all at such reasonable times during normal business hours, upon reasonable prior notice and as often as may be reasonably requested by the Lead Purchaser or a majority of the Purchasers, as the case may be.

                5.3   MAINTENANCE OF PROPERTIES; INSURANCE. Except pursuant to a
                      ------------------------------------
Special Board Action, the Company will, will cause each of its Subsidiaries to, and will use commercially reasonable efforts to cause each Material Operating Company to, maintain or cause to be maintained in good repair, working order and condition (ordinary wear and tear excepted) all material properties used in the business of the Company, such Subsidiary and such Material Operating Company and from time to time will make or cause to be made all appropriate repairs, renewals and replacements thereof. Except pursuant to a Special Board Action, the Company shall not, shall not permit its Subsidiaries to, and shall use commercially reasonable efforts to cause each Material Operating Company to not, permit any lease or agreement pursuant to which the Company, any Subsidiary or any Material Operating Company leases, uses or occupies any of its respective real or personal property to be canceled or terminated by the other party to such lease or agreement prior to the expiration of its stated term which individually or in the aggregate would have or would likely result in a Material Adverse Effect. Except pursuant to a Special Board Action, the Company will, will cause each of its Subsidiaries to, and will use commercially reasonable efforts to cause each Material Operating Company to, maintain or cause to be maintained, with financially sound and reputable insurers or, as to workers' compensation or similar insurance, in an insurance fund or by self-insurance authorized by the laws of the jurisdiction in question, insurance with respect to their respective properties and businesses against loss or damage of the kinds customarily insured against by corporations or entities of established reputation engaged in the same or similar businesses, similarly situated and in similar jurisdictions, of such type and in such amounts including appropriate deductible levels as are customarily carried under similar circumstances by such other corporations. The Company, in its discretion, will use the proceeds of all such casualty insurance policies maintained by the Company to either (i) repay its Debt, (ii) redeem the Securities and other Capital Stock of the Company, in accordance with the terms of the Certificate of Incorporation and the Investor Rights Agreement and subject to the rights of any lenders, if any, (iii) repair or replace the damaged property, or (iv) reinvest such proceeds in the Company's business. The Company shall provide Directors and Officers insurance to all of its directors and officers on commercially reasonable terms within sixty (60) days after the Initial Closing Date.

                5.4   EXISTENCE, ETC. Except pursuant to a Special Board Action
                      --------------
and subject to the sales of assets permitted in accordance with Section 6.7 hereof, the Company

(i) will, and will cause each of its Subsidiaries to, and will use commercially reasonable efforts to cause each Material Operating Company to, at all times preserve and keep in full force and effect its corporate existence, Permits, other rights, franchises and Intellectual Property, and (ii) will qualify and cause each of its Subsidiaries to, and will use commercially reasonable efforts to cause each Material Operating Company to, qualify to do business in any jurisdiction where the ownership of such property or Permits, other rights, franchises and Intellectual Property or the operation of its business makes such qualification necessary except where the failure to so qualify does not have a Material Adverse Effect.

                5.5   PAYMENT OF TAXES AND CLAIMS. The Company will, will cause
                      ---------------------------
each of its Subsidiaries to, and will use commercially reasonable efforts to cause each Material Operating Company to, pay all Taxes, assessments and other governmental charges imposed upon it or any of its properties or assets or in respect of any of its franchises, business income or properties before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a Lien upon any of their properties or assets; provided, however, that no such charge or claim
                               --------  -------
need be paid if being contested in Good Faith and if adequate reserves shall have been made therefor in accordance with GAAP.

                5.6   COMPLIANCE WITH LAWS, ETC. The Company will, will cause
                      --------------------------
each of its Subsidiaries to, and will use commercially reasonable efforts to cause each Material Operating Company to, comply with the requirements of all applicable laws, rules, regulations and orders of any court or other Governmental Authority, including, without limitation, the Foreign Corrupt Practices Act, except where the failure to so comply will not have, and is not likely to result in, a Material Adverse Effect. The Company will, will cause each of its Subsidiaries to, and will use commercially reasonable efforts to cause each Material Operating Company to, timely make all filings required to be made by it with all relevant federal, state, local and/or foreign regulatory bodies, except where the failure to so file will not have, and is not likely to result in, a Material Adverse Effect.

                5.7   USE OF PROCEEDS.  The Company shall use all of the
                      ---------------
proceeds received from the sale of the Securities pursuant to this Agreement to fund (i) the operation and expansion of the Projects, (ii) the closing costs associated with the Closings under this Agreement and the transactions contemplated herein and (iii) working capital in the ordinary course of business, in each case as set forth on Schedule 5.7 hereto; provided, however,
                                       ------------         --------  -------
that any deviation from the applications of proceeds to any of the Projects set forth in Schedule 5.7 hereto in excess of $5,000,000 in the aggregate must be
         ------------
approved by Special Board Action.

                5.8   ACCOUNTANTS. The Company has retained KPMG Peat Marwick
                      -----------
LLP to audit the Company's financial statements. In the event the services of KPMG Peat Marwick LLP or any firm of independent public accountants hereafter so employed by the Company are terminated, the Company will promptly thereafter notify the Board of Directors of the Company and will request the firm of independent public accountants whose services were terminated to deliver to the Board of Directors of the Company a letter of such firm setting forth the reasons for the termination of their services. In its notice, the Company shall state whether the change of accountants was recommended or approved by the Board of Directors or any committee thereof. In the event of any such termination, the Company will promptly thereafter engage a "big six" firm of independent public accountants.

                5.9   FURTHER ASSURANCES.  From time to time the Company will,
                      ------------------
and will cause each of its Subsidiaries to, execute and deliver to the Lead Purchaser, the Significant Purchasers or the Purchasers (as set forth below), such other instruments, certificates, agreements and documents and take such other action and do all other things as may be reasonably requested (i) prior to a Preferred Stock Failure Event, by the Lead Purchaser or any Significant Purchaser, and (ii) after a Preferred Stock Failure Event, by the Lead Purchaser, any Significant Purchaser or the holders of a majority of the Securities, in order to implement or effectuate the terms and provisions of this Agreement and the other Transaction Documents (including, without limitation, the consummation of the Vanguard Exchange and the CTP Exchange).

                5.10  ACCOUNTS AND RECORDS.  The Company will, will cause each
                      --------------------
of its Subsidiaries to, and will use commercially reasonable efforts to cause each Operating Company to, keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs.

                5.11  RESERVATION OF SHARES.  The Company shall at all times
                      ---------------------
keep reserved and available for issuance the number of shares of Common Stock for issuance upon conversion of all of the Securities (as such number may be adjusted from time to time pursuant to the terms of the Certificate of Incorporation).

                5.12  INVESTMENT COMPANY ACT OF 1940.  The Company will (i) at
                      ------------------------------
all times prior to the first anniversary of the Initial Closing Date, conduct the nature of its activities so that the Company would be not be considered an "investment company" within the meaning of such term set forth in Section 3(a)(3) of the 1940 Act, and (ii) at all times after the first anniversary of the Initial Closing Date, conduct the nature of its activities so that, without the exemption set forth in Section 3(c)(1) of the 1940 Act, the Company would be not be considered an "investment company" within the meaning of such term set forth in Section 3(a)(3) of the 1940 Act.

          6.    NEGATIVE COVENANTS.
                ------------------

          The Company hereby covenants from and after the date of this Agreement through the Closings and thereafter so long as any Securities remain outstanding as follows:

                6.1   LIMITATION ON DEBT. (A) Except as set forth in an
                      ------------------
Extraordinarily Approved Business Plan, the Company covenants that it will not, and it will not permit any of its Subsidiaries which are not Operating Companies to, create, incur, assume, suffer to exist or otherwise become or be liable with respect to any Debt (i) except the existing Debt set forth on Schedule 6.1
                                                              ------------
hereto; provided, however, that as such Debt is refinanced or
        --------  -------
repaid, the Company or such Subsidiary may incur additional Debt to the extent that such existing Debt and such additional Debt does not exceed at any one time an aggregate of $40,000,000, (ii) in excess of an additional $100,000, except for such Debt which has been discussed and approved by a majority of the Board of Directors of the Company, and (iii) in excess of an additional $5,000,000 in the aggregate, except with Extraordinary Board Action. (B) Except as set forth in an Extraordinarily Approved Business Plan, the Company covenants that it will not permit any of its Subsidiaries which are Material Operating Companies to, create, incur, assume, suffer to exist or otherwise become or be liable with respect to any Debt (i) except Debt existing as of the Initial Closing Date, and
(ii) in excess of an additional $500,000 in the aggregate, except with Extraordinary Board Action.

                6.2   LIMITATION ON LIENS.  Except as set forth in an Approved
                      -------------------
Business Plan or with Special Board Action, the Company covenants that it will not, and will not permit any of its Subsidiaries which are not Operating Companies to, directly or indirectly, create, incur, assume or permit to exist any material Lien on or with respect to any of its property or assets, whether now owned or hereafter acquired.

                6.3   LIMITATION ON RESTRICTED PAYMENTS. The Company covenants
                      ---------------------------------
that it will not, and will not permit any of its Subsidiaries to, directly or indirectly, pay or declare or set apart for payment any Restricted Payment.

                6.4   LIMITATION ON INVESTMENTS. Except as set forth in an
                      -------------------------
Approved Business Plan or with Special Board Action, the Company covenants that it will not, and will not permit any of its Subsidiaries to, make or obligate itself to make, directly or indirectly, any Investment.

                6.5   TRANSACTIONS WITH AFFILIATES.  The Company covenants that
                      ----------------------------
it will not, and will not permit any of its Subsidiaries to, directly or indirectly, purchase, acquire or lease any property to, or otherwise deal with, in the ordinary course of business or otherwise, any Affiliate of the Company except (i) as set forth on Schedule 6.5 hereto, (ii) transactions approved by
                           ------------
the holders of at least 75% of the outstanding Securities (excluding the Series F-2 Preferred Stock), (iii) transactions approved with Super Majority Board Action, (iv) reasonable, customary and regular fees to the non-management directors of the Company or any of its Subsidiaries, (v) any transaction among the Company and its Wholly-Owned Subsidiaries or among such Subsidiaries in the ordinary course of their respective businesses, (v) the Vanguard Exchange and the CTP Exchange, or (vi) reimbursement of arms-length out-of-pocket and per diem expenses of an Affiliate incurred in the ordinary course of providing services to the Company or such Subsidiary; provided, however, that such
                                            --------  -------
reimbursement of expenses shall not exceed $75,000 in any fiscal year unless such reimbursements are otherwise approved by Super Majority Board Action.

                6.6   MERGER, CONSOLIDATION, ACQUISITION OR SALE OF ASSETS.  The
                      ----------------------------------------------------
Company covenants that it shall not, and will not permit any of its Subsidiaries to, be a party to any merger or consolidation with any Person, or acquire all or substantially all of the assets of any Person, or sell, lease or transfer or otherwise dispose of all or substantially all of its assets to any Person, except (i) that any Wholly-Owned Subsidiary of the Company may merge into the Company or another Wholly-Owned Subsidiary of the Company if the Company or such other Wholly-Owned Subsidiary, as the case may be, shall be the surviving corporation, and if, immediately after giving effect to such transaction, no condition or event shall exist which constitutes a Preferred Stock Failure Event or Preferred Stock Failure, (ii) that any Subsidiary of the Company may sell, lease, transfer or otherwise dispose of any of its assets to the Company or to any other Wholly-Owned Subsidiary of the Company, whether by dissolution, liquidation or otherwise, or (iii) for any merger, consolidation, acquisition, sale, lease, transfer or other disposition which has been approved by Super Majority Board Action.

                6.7   SALES OF ASSETS.  Except for any Subsidiary of the Company
                      ---------------
selling or leasing its assets in the manner described in Section 6.6(ii) hereof, the Company covenants that it will not, and will not permit any of its Subsidiaries to, sell, lease, transfer or otherwise dispose of, in a single transaction or a series of related transactions, any asset, directly or through the sale of Capital Stock or other equity of a Subsidiary of the Company to any Person in excess of $500,000 in any fiscal year, other than (a) sales of obsolete equipment and equipment to be replaced in accordance with the capital budget or (b) any sale, lease, transfer or other disposition which has been approved by Super Majority Board Action.

                6.8   ANNUAL BUDGET; CAPITAL EXPENDITURES. (A) The Company
                      -----------------------------------
covenants that it will submit an annual operating and capital expenditure budget of the Company and its Subsidiaries when and as prepared, setting forth, on a consolidated basis, the aggregate expenditures for capital assets and lease expenses expected to be made by the Company and its Subsidiaries during the fiscal year to which such budget relates, and any subsequent material modifications thereto, to the Board of Directors and promptly deliver a copy of the approved budgets to holders of the Securities. For purposes of this Section 6.8(A), the level of detail provided with respect to Subsidiaries which are Operating Companies shall be the same level of detail that is provided by the Company regarding the Company's proposed investments in Material Operating Companies. (B) Except as set forth in an Approved Business Plan or with Special Board Action, the Company covenants that it will not make Capital Expenditures during any fiscal year in excess of $200,000.

                6.9   NO AMENDMENT OF CERTAIN DOCUMENTS.  The Company covenants
                      ---------------------------------
that, without the prior written consent of the holders of at least 75% of the outstanding Securities (excluding the Series F-2 Preferred Stock), it will not permit any amendment of, or modification or supplement to the Certificates of Incorporation or By-laws of the Company or any of its Subsidiaries, that would have or would likely result in an adverse impact on the rights of the holders of the Securities; provided, however, that with respect to a Subsidiary which is
                --------  -------
also an Operating Company, such Subsidiary shall not be precluded from taking such actions with Persons who are not Affiliates of it or the Company to the same extent as if such Subsidiary had not been a Subsidiary.

                6.10  CHANGE IN BUSINESS. Except with Super Majority Board
                      ------------------
Action, neither the Company nor any of its Subsidiaries will enter into or engage in any type of business other than forming, acquiring ownership interests in and providing services to wireless communications businesses.

                6.11  EXECUTIVE OFFICERS; BOARD OF DIRECTORS.  (A) The Company
                      --------------------------------------
covenants that (i) if at any one time any of John D. Lockton, Hugh B. L. McClung, or Douglas S. Sinclair shall cease to serve as an executive officer of the Company, the Company will, within 180 days of such individual's ceasing to serve as an executive officer, fill such individual's position or have such individual's responsibilities assumed by an individual with comparable stature, reputation and experience in the industry as the individual ceasing to serve and who has been approved by Super Majority Board Action. (B) The Company covenants that it will not change the number of directors of its Board of Directors or the number of directors, including the number of designees, that the various preferred stockholders are entitled to elect under the Certificate of Incorporation of the Company, except, in each case, with the prior written consent of the holders of at least 75% of the outstanding Securities (excluding the Series F-2 Preferred Stock).

                6.12  WITHHOLDING TAXES.  (A) The Company covenants that it will
                      -----------------
not withhold United States withholding taxes from payments to be made to holders of the Securities if such holders (i) are corporations organized under the laws of a jurisdiction outside the United States or are otherwise persons not resident in the United States for United States federal income tax purposes, and
(ii) provide the Company, upon the Company's reasonable request, with one or more of Internal Revenue Service Form W-8, Form 4224 or other applicable forms, certificates or documents certifying as to entitlement to an exemption from any such withholding requirements.

          (B) The Company covenants that it will not withhold United States withholding taxes from payments to be made to holders of the Securities in excess of an applicable treaty rate if such holders (i) are corporations organized under the laws of a jurisdiction outside the United States or are otherwise persons not resident in the United States for United States federal income tax purposes, and (ii) provide the Company, upon the Company's reasonable request, with one or more of certifications of their residence address, Internal Revenue Service Form 1001 or other applicable forms, certificates or documents certifying as to entitlement to a reduced rate of withholding under any such withholding requirements.

          (C) Neither Section 6.12(a) nor Section 6.12(b) hereof shall require the Company to apply an exemption or reduced rate of withholding during any period when it shall have received notice or has knowledge (i) that the residence information previously provided on any applicable form, certificate or document is incorrect and no corrected form, certificate or document as applicable has been provided to the Company, or (ii) of any other information which would render such exemption or reduced rate inapplicable.

                6.13  NO PLEDGE OF SHARES.  The Company covenants that it will
                      -------------------
not, without the prior written consent of the holders of at least 75% of the outstanding Securities (excluding the Series F-2 Preferred Stock), mortgage, pledge, hypothecate or create or permit to exist any security interest in, or Lien on, any of the Capital Stock of its Subsidiaries, except (i) in the ordinary course of business in connection with the securing of financing for a Project, or (ii) as set forth in an Approved Business Plan.

                6.14  CHANGE IN CONTROL.  Except with (i) Extraordinary Board
                      -----------------
Action or (ii) the prior written consent of the holders of more than 80% of the outstanding Securities (excluding the Series F-2 Preferred Stock), prior to the effective date of an Initial Public Offering, there shall not occur a Change in Control.

                6.15  SALE OF EQUITY SECURITIES.  The Company covenants that it
                      -------------------------
will not, and will not permit any of its Subsidiaries to, without the prior written consent of the holders of at least 75% of the outstanding Securities (excluding the Series F-2 Preferred Stock), (i) sell or otherwise dispose of, or part with control of, any Capital Stock of the Company on a parity with or senior to the Securities, (ii) sell any of its Capital Stock in a public offering of securities registered pursuant to Section 5 of the Securities Act, unless such offering shall meet the thresholds and requirements set forth in the definition of "Initial Public Offering" herein, (iii) sell or otherwise issue any shares of Common Stock to be issued under or pursuant to the existing stock option plan or similar type arrangements for the benefit of the officers, directors and employees of and consultants to the Company, other than 50,000 shares of Common Stock (as appropriately adjusted for any stock dividends, contributions, splits or the like with respect to such shares) to be issued for the primary purpose of soliciting or retaining their services, or (iv) sell any of its Capital Stock of a Subsidiary, unless such Subsidiary is an Operating Company and such sale is (a) in connection with a public offering of such securities, or (b) to a strategic partner, other than an Affiliate of the Company or such Subsidiary, in connection with a Project.

                6.16  FISCAL YEAR; CHANGE IN ACCOUNTING PRACTICES. Except as set
                      -------------------------------------------
forth in an Approved any of its Subsidiaries shall change its fiscal year for accounting or tax purposes from a period consisting of the 12-month period ending on December 31 of each calendar year, other than Singapore Wireless Corporation which has a June 30 year end. Other than in compliance with required changes in GAAP and except as set forth in an Approved Business Plan or with Special Board Action, the Company covenants that it will not, and will not permit any of its Subsidiaries to, change the accounting practices which have been consistently applied.

          7.    PREFERRED STOCK FAILURE EVENTS.
                ------------------------------

                7.1   PREFERRED STOCK FAILURE EVENTS. If any of the following
                      ------------------------------
events shall occur and be continuing for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise):

                (i) the Company breaches any material term of its Certificate of Incorporation, which, if capable of being cured, is not cured within 10 days of the occurrence of such breach; or

                (ii) any representation or warranty made in writing by the Company in this Agreement, the Disclosure Documents or in any writing furnished to the Purchasers pursuant to this Agreement or the Transaction Documents, shall be false or misleading in any material respect on the date as of which made; or

                (iii) the Company fails to perform or observe any agreement, term or condition contained in this Agreement or in any other Transaction Document (other than the Certificate of Incorporation as provided in clause (i) above), and, if such failure is capable of being remedied, such failure shall not have been remedied within 30 days after such failure shall first have become known to any officer of the Company or written notice shall have been received by the Company (regardless of the source of such notice); or

                (iv) Any Plan (or any employee benefit Plan of any entity which is in the same controlled group of corporations as the Company or any Subsidiary (the "Related Plans")) which is subject to ERISA or the Code shall have incurred an "accumulated funding deficiency" within the meaning of Section 412 of the Code or Section 302 of ERISA, or any lien shall arise with respect to any such Plan or any such Related Plan under Section 412(n) of the Code, which in either case results in the imposition of liability on the Company or any Subsidiary in an amount in excess of $100,000; or

                (v) the Company, any of its Subsidiaries or any Material Operating Company makes an assignment for the benefit of creditors or is generally not paying its debts as such debts become due; or any order or decree for relief in respect of the Company, any of its Subsidiaries or any Material Operating Company is entered under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law, whether now or hereafter in effect (herein called the "Bankruptcy Law"), of any jurisdiction; or the Company, any of its Subsidiaries or any Material Operating Company petitions or applies to any tribunal for, or consents to, the appointment of, or taking possession by, a trustee, receiver, custodian, liquidator or similar official of the Company, any of its Subsidiaries or any Material Operating Company, or of any Substantial Part of the assets of the Company, any of its Subsidiaries or any Material Operating Company, or commences a voluntary case under the Bankruptcy Law of the United States or any proceedings relating to the Company or any of its Subsidiaries under the Bankruptcy Law of any other jurisdiction; provided, however, that in each case
                                          --------  -------
such action relating to a Subsidiary or a Material Operating Company would have or would likely result in a Material Adverse Effect; or

                (vi) any such petition or application is filed, or any such proceedings are commenced, against the Company, any of its Subsidiaries or any Material Operating Company and such petition, application or proceeding is unstayed or undismissed within 30 days, or any such petition or application is filed, or any such proceedings are commenced against the Company, any of its Subsidiaries or any Material Operating Company and the Company, such Subsidiary or such Material Operating Company by any act indicates its approval thereof, consent thereto or acquiescence therein, or an order, judgment or decree is entered appointing any such trustee, receiver, custodian, liquidator or similar official, or approving the petition in any such proceedings, and such order, judgment or decree remains unstayed and in effect for more than 30 days; provided, however, that in each case such action relating to
                   --------  -------
a Subsidiary or a Material Operating Company would have or would likely result in a Material Adverse Effect; or

                (vii) any order, judgment or decree is entered in any proceedings against the Company, any of its Subsidiaries or any Material Operating Company decreeing the dissolution of the Company, such Subsidiary or such Material Operating Company, a split-up of the Company, such Subsidiary or any Material Operating Company which requires the divestiture of a Substantial Part, or the divestiture of the stock of the Company, its Subsidiary or any Material Operating Company, as the case may be, the assets of which constitute a Substantial Part, of the assets of the Company and its Subsidiaries or any Material Operating Company, and such order, judgment or decree remains unstayed and in effect for more than 30 days; provided, however, that in each case such
                                     --------  -------
action relating to a Subsidiary or a Material Operating Company would have or would likely result in a Material Adverse Effect; or

                (viii) a judgment, in any one or series of related actions, in an amount in excess of (a) $100,000 is rendered against the Company and/or any of its Subsidiaries which are not Operating Companies, and (b) $500,000 is rendered against any Material Operating Company (whether a Subsidiary or otherwise) and, in each case, within 30 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 30 days after the expiration of any such stay, such judgment is not discharged; provided, however, that in each case such action or series of related actions
- --------  -------
relating to a Subsidiary or a Material Operating Company would have or would likely result in a Material Adverse Effect; or

                (ix)   the Company or any Material Operating Company fails to
(a) pay all or any portion of any Debt when due (whether by stated maturity, required prepayment, acceleration, demand or otherwise) after the expiration of any applicable grace periods, or (b) perform or observe any term, covenant or condition to be performed on its part or to be observed under any agreement or instrument relating to any such Debt, when required to be performed or observed, in each case, the effect of which is that the lender accelerates the Debt and, in the case of a Material Operating Company, forecloses on the assets of any Material Project (except to the extent that the Material Operating Company is contesting in Good Faith in appropriate proceedings the existence of any such default and has stayed the foreclosure actions on its assets and appropriate reserves, in accordance with GAAP, have been established in respect of such default); provided, however, that such acceleration and foreclosure would have
          --------  -------
or would likely result in a Material Adverse Effect; or

                (x) (a) there shall occur a cessation of a Substantial Part of the business of the Company and/or any of its Subsidiaries and/or any Material Operating Company for a period which significantly affects the Company's and/or any of its Subsidiaries' and/or any Material Operating Company's capacity to continue their respective businesses; provided, however,
                                                            --------  -------
that such cessation or loss would have or would likely result in a Material Adverse Effect, or (b) the Company, any Subsidiary or any Material Operating Company shall suffer the loss or revocation of any material license or Permit now held or hereafter acquired by the Company, any Subsidiary or any Material Operating Company which is necessary to the continued or lawful operation of a Substantial Part of their respective businesses; provided,
                                                 --------
however, that such loss would have or would likely result in a Material Adverse
- -------
Effect; or (c) the Company, any Subsidiary or any Material Operating Company shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of their respective business affairs for a period of 30 days;

then the holders of a majority of the Securities then outstanding (excluding the Series F-2 Preferred Stock) may, at any time, by written demand to the Company, cause the Company to increase the size of its Board of Directors and allow the holders of the Securities (excluding the Series F-2 Preferred Stock) to elect an additional director to the Board of Directors in the manner set forth in Section V.B.5 of the Certificate of Incorporation until such time as the Securities are redeemed in full. Notwithstanding the foregoing, the holders of the Securities may only elect a single additional director to the Board of Directors of the Company pursuant to this Section 7.1.

               7.2   OTHER REMEDIES.  No remedy conferred in this Agreement upon
                     --------------
the holder of any Securities is intended to be exclusive of any other remedy available to such holder, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise, provided that any action for Damages shall be subject to the provisions of Section 11.2(b) hereof.

          8.   REPRESENTATIONS, COVENANTS AND WARRANTIES.
               -----------------------------------------

          The Company hereby represents, covenants and warrants for the benefit of each holder from time to time of the Securities and the Purchasers, as of the Initial Closing and after giving effect to the transactions contemplated by this Agreement and the other Transaction Documents (including, without limitation, the consummation of the Vanguard Exchange and the CTP Exchange), as follows:

               8.1   ORGANIZATION; AUTHORITY.  The Company and, except as set
                     -----------------------
forth on Schedule 8.1 hereto, each of its Subsidiaries and the Operating
         ------------
Companies is a corporation or entity duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization and has all requisite corporate and other power and authority to own or lease and operate its properties and to carry on its business as presently conducted and as proposed to be conducted after the Initial Closing. Each of the Company, its Subsidiaries and the Operating Companies is duly qualified and in good standing as a foreign corporation or entity duly authorized to do business in each jurisdiction where it owns or leases property or in which the conduct of its existing business or its business as of the Initial Closing Date requires it so to qualify or be licensed, except in those jurisdictions in which the failure to qualify will not individually or in the aggregate have a Material Adverse Effect. Schedule 8.1 hereto sets forth each
                                          ------------
jurisdiction where the Company, each of its Subsidiaries and each
Operating Company is qualified or licensed to do business. Other than as listed on Schedule 8.1 hereto, the Company has no Subsidiaries and does not
   ------------
own of record or beneficially any Capital Stock or equity interest or Investment in any corporation, association, partnership, joint venture or other entity. The Company has furnished the Purchasers with true, correct and complete copies of the Certificate of Incorporation and By-laws, each as amended to date, of itself, its Subsidiaries and each Operating Company.

               8.2   AUTHORIZATION.  All corporate action on the part of the
                     -------------
Company and its directors and stockholders necessary for the authorization, execution, delivery and performance by (i) the Company of this Agreement, the certificates evidencing the Securities and the other Transaction Documents, and
(ii) the consummation of the transactions contemplated herein and therein (including, without limitation, the consummation of the Vanguard Exchange and the CTP Exchange) shall have been taken or will be taken prior to the Initial Closing. Each of the Transaction Documents to which the Company is a party is the legal, valid and binding obligation of the Company enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability. The execution, delivery and performance by the Company of each Transaction Document to which it is a party and compliance therewith and the issuance and sale of the shares of Securities and the Capital Stock to be issued in connection with the Vanguard Exchange and the CTP Exchange will not result in any violation of and will not (i) conflict with, or result in a breach of, any of the terms of, or constitute a default under, (a) any provision of federal, state, local or foreign law to which the Company is subject, (b) the Company's Certificate of Incorporation or By-laws, or (c) any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation, or other restriction to which the Company is a party or by which it is bound, or (ii) result in the creation of any Lien upon any of the properties or assets of the Company pursuant to any such term, or (iii) result in the suspension, revocation, impairment, forfeiture or non-renewal of any Permit, license, authorization or approval applicable to the Company's operations or any of its assets or properties. Except as set forth in the Certificate of Incorporation, the Investor Rights Agreement or Schedule 8.2 hereto, no stockholder has any
                                 ------------
preemptive rights or rights of first refusal by reason of the issuance of the Securities or the Capital Stock to be issued in connection with the Vanguard Exchange and the CTP Exchange. The shares of the Securities and the Capital Stock to be issued in connection with the Vanguard Exchange and the CTP Exchange have been duly and validly issued and are fully paid and non-assessable. The shares of Common Stock issuable upon conversion of the Securities, have, in each case, been duly and validly reserved and are not subject to any preemptive rights or rights of first refusal and, upon issuance, will be validly issued, fully paid and non-assessable.

               8.3   CAPITAL STOCK AND RELATED MATTERS.  At the time of the
                     ---------------------------------
Initial Closing and after giving effect to the transactions contemplated by this Agreement, (i) the authorized capital stock of the Company will consist of (a) 650,000 shares of Common Stock, par value $.01 per share, of which 1,902 shares will be issued and outstanding, (b) 550,000 shares of Preferred Stock, par value $.01 per share, of which (I) 30,000 shares of Series A Preferred Stock, par value $.01 per share, of which 30,000 shares will be issued and outstanding,
(II) 30,731 shares of Series B Preferred Stock, par value $.01 per share, of which 30,731 shares will be issued and outstanding, (III) 61,500 shares of Series C Preferred Stock, par value $.01 per share, of which 44,057 shares will be issued and outstanding, (IV) 145,000 shares of Series D Preferred Stock, par value $.01 per share, of which 84,450 shares will be issued and outstanding, (V) 99,306 shares of Series E Preferred Stock, par value $.01 per share, of which 99,306 shares will be issued to Vanguard and outstanding, (VI) 175,000 shares of Series F-1 Preferred Stock, par value $.01 per share, of which 112,000 shares will be issued to the Purchasers set forth on
Schedule 1 hereto and outstanding at the Initial Closing, and (VII) 27,000
- ----------
shares of Series F-2 Preferred Stock, par value $.01 per share, of which 21,200 shares will be issued to Toronto Dominion Investments, Inc. and outstanding;
(ii) no shares of Common Stock will be owned or held by or for the account of the Company; (iii) all of the outstanding Capital Stock (including without limitation the Securities) will be validly issued and outstanding, fully paid and non-assessable and will be owned of record and, to the knowledge of the Company, beneficially, by the individuals and entities and in the amounts set forth on Schedule 1 and Schedule 8.3 hereto; (iv) except as set forth in the
         ----------     ------------
Certificate of Incorporation, the Investor Rights Agreement, the Registration Rights Agreement or as set forth on Schedule 8.3 hereto, the Company has no, and
                                    ------------
at the time of the Initial Closing will not have, outstanding stock or securities convertible into or exchangeable for any of its Capital Stock, or any outstanding rights (either preemptive or other) to subscribe for or to purchase, or any outstanding options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any outstanding calls, commitments or claims of any character relating to, any Capital Stock or any securities convertible into or exchangeable for any Capital Stock of the Company, or any outstanding demand or piggyback registration rights to register any Capital Stock or any securities convertible into or exchangeable for the Capital Stock of the Company; (v) except as disclosed in this Agreement, the Certificate of Incorporation, the Investor Rights Agreement or as set forth on Schedule 8.3
                                                                ------------
hereto, the Company will not be subject to any obligation (contingent or other) to repurchase, otherwise acquire or retire any Capital Stock; and (vi) the Company has no knowledge of any agreement restricting the transfer of any shares of the Company's Capital Stock, except as set forth in this Agreement, the Investor Rights Agreement or as set forth on Schedule 8.3 hereto. Schedule 8.3
                                             ------------         ------------
hereto sets forth the number of shares, warrants and other rights to acquire Capital Stock, the holders thereof, and the percentage held by each holder of the issued and outstanding Capital Stock of the Company, each Subsidiary and each Operating Company at the time of the Initial Closing and after giving effect to the transactions contemplated by this Agreement.

               8.4   LITIGATION.  Except as disclosed on Schedule 8.4 hereto,
                     ----------                          ------------
there is no action, suit, investigation or proceeding pending, or, to the Company's knowledge threatened, or any basis therefor which the Company believes is likely to be asserted, or threat thereof, in, nor is there any existing judgment, order or decree of, any court, Governmental Authority, arbitration board or tribunal, foreign or domestic to which the Company, any of its Subsidiaries or any Operating Company is or may be named as a party or its property is or may be subject, or which seeks to enjoin or contests the validity of this Agreement, any of the Transaction Documents, any of the transactions contemplated hereby or thereby (including, without limitation, the consummation of the Vanguard Exchange and the CTP Exchange), or which seeks to enjoin the operation of any Project or related Contract, or to the Company's knowledge, to which any executive officer, executive director, executive employee or stockholder of the Company, any of its Subsidiaries or of any Material Operating Company (in each case solely in their capacity as an officer, director, employee or stockholder of such entity) is subject; and the Company has no knowledge of any unasserted claim, the assertion of which the Company believes is likely and which, if asserted, would result or would likely result in damages, an injunction or other legal, equitable, monetary or nonmonetary relief, which claim individually or collectively with other such unasserted claims, if granted, or actions, suits, investigations or proceedings would have or would likely result in a Material Adverse Effect or which challenges this Agreement, any of the other Transaction Documents, any Project or any of the transactions contemplated hereby or thereby (including, without limitation, the consummation of the Vanguard Exchange and the CTP Exchange).

               8.5   COMPLIANCE.  (a) Neither the Company, any Subsidiary nor
                     ----------
any Operating Company is in violation of any statute, law, ordinance, governmental rule or regulation (including environmental laws) or any judgment, order or decree (federal, state, local or foreign) to which it is subject, nor has it failed to obtain any, and it possesses all, licenses, Permits, franchises, Intellectual Property or other governmental authorizations necessary for the ownership or operation of its properties or the conduct of its business as presently conducted and as proposed to be conducted.

                     (b) Neither the Company, any Subsidiary nor any Operating Company is in violation of any term of its Certificate of Incorporation, as amended, or By-laws, as amended.

                     (c) Neither the Company, any Subsidiary nor any Operating Company is in violation of any term of any Contract, judgment, decree, order, statute, rule or regulation to which either the Company, any Subsidiary or any Operating Company is subject or which would permit any party to any Contract to terminate, amend or modify such Contract. To the Company's knowledge, neither the Company, any Subsidiary nor any Operating Company has waived any right or default by any party under any Contract. All Contracts are in full force and effect, and the Company, its Subsidiaries and the Operating Companies each have no knowledge that any party to any Contract, or any parties to any Contract is or is seeking or presently intends to seek to (i) terminate, amend or modify such Contract or (ii) upon the expiration of such Contract, not renew such Contract on terms substantially similar to those terms currently in such Contract.

                     (d) No legislation, order, rule, ruling or regulation has been enacted or made by or on behalf of any United States or foreign governmental body, department or agency, nor to the Company's knowledge has there been any legislation introduced and favorably reported for passage to, in the United States, either House of Congress, by any committee of either such House to which such legislation has been referred for consideration, any state legislature in any jurisdiction in which the Company, any of its Subsidiaries or any Operating Company operate or by any committee of such legislature to which such legislation has been referred for consideration or, in any other country, any legislative body, committee or instrumentality thereof, nor to the Company's knowledge shall any decision of any court of competent jurisdiction within the United States or any applicable foreign jurisdiction have been rendered which would have or would likely result in a Material Adverse Effect. There shall be no action, suit, investigation, or proceeding pending, or to the Company's knowledge, threatened, against or affecting the Company, any of its Subsidiaries or any Operating Company, the Company's, such Subsidiaries' or such Operating Company's properties or rights, or any of the Company's, such Subsidiaries' or such Operating Company's Affiliates, officers or directors, before any court, arbitrator or administrative or governmental body which (i) seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or the other Transaction Documents, any of the Projects or the consummation of the Vanguard Exchange and the CTP Exchange, (ii) questions the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with any such transactions, and, to the Company's knowledge, there is no valid basis for any such action, proceeding or investigation.

               8.6   OFFERING.  (i) Based upon the representations and
                     --------
warranties of the Purchasers set forth in Section 9 hereof, the offer, sale and issuance of the shares of Securities and the shares of Common Stock issuable upon the conversion of the Securities, and (ii) the consummation of the Vanguard Exchange and the CTP Exchange and the related offer, sale and issuance of the Capital Stock of the Company and the shares of Common Stock issuable upon the conversion of any such Capital Stock, are, in each case, all exempt from the registration requirements of the Securities Act and from the registration or qualification requirements of the laws of any applicable state or other jurisdiction, and neither the Company nor anyone acting on its behalf will take any action hereafter that would or would likely cause the loss of such exemption. Schedule 5.7 hereto is a true, complete and accurate list of intended
           ------------
use of proceeds by the Company from the offer, sale and issuance of the Securities.

               8.7   ERISA AND LABOR RELATIONS.  (a) Except for the Company's
                     -------------------------
1994 Stock Option/Stock Issuance Plan and as set forth on Schedule 8.7 hereto,
                                                          ------------
the Company, its Subsidiaries and, to the knowledge of the Company, the Operating Companies do not have, and have not had, any employee bonus, retirement, pension, profit sharing, savings, stock option, stock appreciation, stock purchase, incentive, deferred compensation (whether provided by insurance or otherwise), severance, termination or other similar plan, policy or program of the Company, each Subsidiary and, to the knowledge of the Company, each Operating Company, including, without limitation, any collective bargaining agreement involving direct or indirect compensation (the "Employee Benefit Plans"), including, without limitation, each "employee pension benefit plan" within the meaning of Section 3(2) of ERISA (without regard to any applicable exception from ERISA), each employee welfare benefit plan as defined in Section 3(1) of ERISA (without regard to any applicable exception from ERISA).

                     (b) Except as set forth in this Agreement, neither the execution and delivery of this Agreement or the other Transaction Documents nor the consummation of the transactions contemplated hereby or thereby (including, without limitation, the consummation of the Vanguard Exchange and the CTP Exchange) will (i) result in any payment to be made by the Company or any Subsidiary (including, without limitation, severance, unemployment compensation, golden parachute, or otherwise) becoming due to any employee under any Employee Benefit Plan or otherwise or (ii) increase any benefits otherwise payable under any Employee Benefit Plan. No benefit payable or which may become payable by the Company or any Subsidiary pursuant to any Employee Benefit Plan shall constitute an "excess parachute payment" (as defined in Section 280G(b)(l) of the Code) which is subject to the imposition of an excise tax under Section 4999 of the Code or which would not be deductible by reason of Section 280G of the Code.

                     (c) The Company, each Subsidiary and, to the knowledge of the Company, each Operating Company have no obligation to provide any employee welfare benefits to retirees, including, without limitation, any medical and life insurance benefits.

                     (d) (i) There are no discrimination charges (relating to sex, age, race, national origin, handicap or veteran status or otherwise) pending or, to the Company's knowledge, threatened, against, or involving the Company, any Subsidiary or, to the knowledge of the Company, any Operating Company; (ii) except as disclosed on Schedule 8.4 hereto, to the Company's
                                     ------------
knowledge, there are no grievances or disputes between the Company or any Subsidiary and any employee; (iii) neither the Company, any Subsidiary nor, to the knowledge of the Company, any Operating Company is delinquent in payments to any employees for any wages, salaries, commissions, bonuses, benefits or other direct or indirect compensation for any services performed by them, except where the delinquency does not cause, and would not result in or would not be likely to result in, a Material Adverse Effect; (iv) the Company, each Subsidiary and, to the knowledge of the Company, each Operating Company is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment, wages, hours and benefits, except where the failure to so comply does not cause, and is not likely to result in, a Material Adverse Effect; (v) there is no unfair labor practice with respect to the Company, any Subsidiary or, to the knowledge of the Company, any Operating Company pending before the National Labor Relations Board or any comparable state, local or foreign agency; (vi) there is no labor strike, dispute, slowdown or stoppage actually pending or, to the Company's knowledge, threatened, against or involving the Company, any Subsidiary or, to the knowledge of the Company, any Operating Company; (vii) to the Company's knowledge, no labor organization activities have occurred with respect to employees of any Subsidiaries or, to the knowledge of the Company, any Operating Company during the past three (3) years, and there are no collective bargaining agreements binding on the Company, any Subsidiary or any Operating Company relating the operation of any Project.

               8.8   FINANCIAL STATEMENTS; MATERIAL FACTS.  (A) The Company has
                     ------------------------------------
furnished the Purchasers with true, correct and complete copies of (i) the audited consolidated financial statements of the Company for the years ended December 31, 1994 and December 31, 1993 (the "Audited Financials") (ii) to the
                                              ------------------
extent available, the unaudited financial statements of the Company for each of the months prior to the Initial Closing since December 31, 1994 (the "Interim
                                                                      -------
Financials"), (iii) the pro forma consolidated balance sheet of the Company and
- ----------
its Subsidiaries as of the Initial Closing Date after giving effect to the transactions contemplated hereby and under the Transaction Documents (including, without limitation, the consummation of the Vanguard Exchange and the CTP Exchange), (iv) the proposed annual operating and capital budget for the Company and its Subsidiaries for the fiscal year ending December 31, 1995 (the statements referred to in clauses (i) through (iv) collectively, referred to herein as the "Financials") and (v) the financial projections contained in the
               ----------
Memorandum (the

"Projections"). The Financials and the Projections, are herein collectively
 -----------
called the "Financial Disclosure Documents." The Financials (a) in the case of
            ------------------------------
the Audited Financials and the Interim Financials, have been prepared in conformity in all material respects with GAAP (and with respect to historical interim periods subject only to normal year-end adjustments consistent with past practices), except to the extent specifically identified in the Interim Financials, (b) in the case of the Audited Financials and the Interim Financials, disclose all liabilities, direct and contingent, required to be shown in accordance with such principles, except to the extent specifically identified in the Interim Financials, and (c) accurately reflect the financial position of the respective companies at the dates indicated and results of operations for the periods indicated. In the opinion of the Company, the Projections reflect the reasonable estimates of the Company on the date made and on the date hereof of the results of operations and other information projected therein, and were prepared in Good Faith in accordance with substantially the same accounting principles, standards and assumptions with respect to which the Financials have been prepared (except to the extent specifically identified in the Projections), and on estimates, information and assumptions which are reasonable in light of current conditions on the date made and on the date hereof. (B) The Financial Disclosure Documents, this Agreement and the other Transaction Documents do not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein and herein, in light of the circumstances under which they were made, not misleading.

               8.9   OUTSTANDING DEBT.  Except as set forth on Schedule 6.1
                     ----------------                          ------------
hereto, after giving effect to the transactions contemplated herein (including, without limitation, the Vanguard Exchange and the CTP Exchange), the Company and its Subsidiaries do not have any outstanding secured or unsecured Debt or commitments for any such Debt, other than with respect to the Bridge Notes which will be exchanged for certain Securities, as specified on Schedule 1 hereto, on
                                                          ----------
the Initial Closing Date.

               8.10  TAXES.  (A) The Company, its Subsidiaries and each
                     -----
Operating Company have each timely filed such federal, state, foreign and other tax returns required by law to be filed by it, and all Taxes, assessments and other governmental charges which are due and payable, other than those presently payable without penalty or interest, have been timely paid. All Taxes, assessments and other governmental charges which are presently payable without penalty or interest have been adequately reserved for in accordance with GAAP. There are no tax liens upon any properties or assets of the Company or any Subsidiary.

          (B) All such tax reports or returns fairly reflect the Taxes of the Company and its Subsidiaries for the periods covered thereby. Neither the Company, any Subsidiary nor any Operating Company is delinquent in the payment of any Taxes, assessments or governmental charges, there are no tax deficiencies or delinquencies asserted against the Company, its Subsidiaries and any Operating Company, and, except as provided above, there are no unpaid assessments, proposals for additional Taxes, deficiencies or delinquencies in the payment of any of the Taxes of the Company, its Subsidiaries and any Operating Company or any violations of any federal, state, local or foreign tax laws that could be asserted by any taxing authority. No Internal Revenue Service audit of the Company and its Subsidiaries is pending or, to the knowledge of the Company and its Subsidiaries, threatened, and the results of any completed audits are properly reflected in the financial statements. Neither the Company, its Subsidiaries nor any Operating Company have granted any extension to any taxing authority of the limitation period during which any tax liability may be asserted. Neither the Company, its Subsidiaries nor any Operating Company have committed any violation of any federal, state, local or foreign tax laws. All monies required to be withheld by the Company, its Subsidiaries or any Operating Company from employees or collected from customers for income taxes, social security and unemployment insurance taxes and sales, excise and use taxes, and the portion of any such Taxes to be paid by the Company, its Subsidiaries or any Operating Company to governmental agencies or set aside in accounts for such purpose have been so paid or set aside, or such monies have been approved, reserved against and entered upon the books and financial statements of the Company, its Subsidiaries and any Operating Company.

               8.11  CONFLICTING AGREEMENTS.  Except as set forth on Schedule
                     ----------------------                          --------
8.11 hereto, neither the Company nor any of its Subsidiaries is a party to or
- ----
otherwise subject to any Contract which limits the amounts of, or otherwise imposes restrictions on, the issuance of the Securities or the Common Stock (upon the conversion of the Securities).

               8.12  POLLUTION AND OTHER REGULATIONS.  Except as set forth in
                     -------------------------------
Schedule 8.12 hereto, the conduct of the Company, each of its Subsidiaries and
- -------------
each Operating Company as presently conducted, and as will be conducted after the Initial Closing, complies in all material respects with all Environmental Laws and Requirements of Environmental Laws. Specifically, and without limiting the generality of the foregoing, except as disclosed on Schedule 8.12 hereto,
                                                        -------------
the Company, each of its Subsidiaries and each Operating Company and each respective parcel of real property owned or leased by them are in material compliance with all Environmental Laws and Requirements of Environmental Law; there are no conditions existing currently or, to the knowledge of the Company, likely to exist that would or would likely subject the Company, each of its Subsidiaries and each Operating Company to damages, penalties, injunctive relief or cleanup costs in an aggregate amount exceeding $50,000 under any Environmental Matters or assertions thereof, or which require or are likely to require cleanup, removal, remedial action or other response pursuant to Environmental Laws by the Company, any of its Subsidiaries or any Operating Company; neither the Company, any of its Subsidiaries nor any Operating Company is a party to any Environmental Claim or litigation or administrative proceedings involving an individual claim in excess of $50,000 or claims in the aggregate in excess of $50,000, nor so far as is known by the Company, is any such litigation or administrative proceeding threatened against the Company, any of its Subsidiaries or any operating Company, which asserts or alleges that the Company, any of its Subsidiaries or any Operating Company has violated or is violating Environmental Laws or Environmental Permits in any material respect or that the Company, any of its Subsidiaries or any Operating Company is required to clean up, remove or take remedial or other responsive action due to the disposal, depositing, storage, discharge, leaking or other Release of any hazardous substances or materials; neither the Company, any of its Subsidiaries, any Operating Company nor any respective parcel of real property owned or leased by them is subject to any Environmental Claim or judgment, decree, order or citation related to or arising out of Environmental Matters involving an individual claim in excess of $50,000 or claims in the aggregate in excess of $50,000 and neither the Company, any of its Subsidiaries nor any Operating Company has been named or listed as a potentially responsible party by any Governmental Authority in a matter arising under any Environmental Matters involving an individual claim in excess of $50,000 or claims in the aggregate in excess of $50,000; each of the Company, its Subsidiaries and each Operating Company has obtained all Environmental Permits from governmental authorities required under Environmental Laws relative to each parcel of real property owned or leased by it; each of the Company, its Subsidiaries and each Operating Company is in compliance in any material respect with all terms and conditions of Environmental Permits, and is also in compliance in all material respects with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any federal, state or local law or any regulations, code, plan, order, decree or judgment relating to public health and safety, worker health and safety and pollution or protection of the environment or any notice or demand letter issued, entered, promulgated or approved thereunder, except where the failure to so comply would not have or would not be likely to result in a Material Adverse Effect; neither the Company, any of its Subsidiaries nor any Operating Company has received notice (whether written or oral), specifying that certain facts, events or conditions, interfere with or prevent continued compliance with, or give rise to any liability involving an individual claim in excess of $50,000 or claims in the aggregate in excess of $50,000 under any law, common law or regulation, related to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling, or the emission, discharge, Release or threatened release into the environment, of any pollutant, contaminant, or hazardous or toxic material or waste; and there are not now, nor to the knowledge of the Company have there ever been, materials stored, spilled, deposited, treated, recycled or disposed of on, under or at any parcel of real property owned or leased by the Company, any of its Subsidiaries or any Operating Company, or stored, spilled, deposited, treated, recycled or disposed of at the direction of the Company, any of its Subsidiaries or any Operating Company, present in soils or ground water, that would require cleanup, removal or some other remedial action under Environmental Laws.

               8.13  CERTAIN ACTS.  Neither the Company nor any of its
                     ------------
Subsidiaries is an "investment company," or a company "controlled" by an "investment company," within the meaning of the 1940 Act, nor will it become such by virtue of the transactions contemplated hereby or by the Transaction Documents. Neither the Company nor any of its Subsidiaries is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended, nor will it become such by virtue of the transactions contemplated hereby or by the Transaction Documents. None of the transactions contemplated by this Agreement (including, without limitation, the use of the proceeds from the sale of the Securities, and the consummation of the Vanguard Exchange and the CTP Exchange) will violate or result in a violation Section 7 of the Exchange Act or any regulation issued pursuant thereto, including, without limitation, Regulations G, T, U, and X of the Board of Governors of the Federal Reserve System.

               8.14  GOVERNMENTAL PERMITS, CONSENTS, ETC.  Except as set forth
                     -----------------------------------
on Schedule 8.14 hereto, no Consent, approval, authorization, exemption or other
   -------------
action by,
or notice to or filing with, any court or administrative or
governmental body which has not been obtained, taken or made is required in connection with the execution and delivery of this Agreement or the Transaction Documents, the consummation of the transactions contemplated hereby or thereby (including, without limitation, the consummation of the Vanguard Exchange and the CTP Exchange) or fulfillment of or compliance with the terms and provisions hereof. Schedule 8.14 hereto sets forth all material Consents, permits, licenses
        -------------
and use authorizations (the "Permits") issued or anticipated to be issued to the
                             -------
Company within the next six months, its Subsidiaries and the Operating Companies by the appropriate federal, state, local and foreign regulatory bodies. Except as set forth on Schedule 8.14 hereto, the Permits constitute all material
                -------------
permits necessary to own and operate the Company's, its Subsidiaries' and/or each Operating Companies' businesses as presently being conducted and as contemplated to be conducted after the Initial Closing. Except as set forth on

Schedule 8.14 hereto, all Permits are valid and subsisting and in full force and
- -------------
effect. There are no proceedings pending, or to the Company's knowledge, threatened, that seek the revocation, cancellation, suspension or any adverse modification of any Permit. The Company, each of its Subsidiaries and each Operating Company are in compliance in all material respects with the terms of such Permits obtained as of the date hereof. The Company has received no notice that any of the Permits will not be renewed and to the Company's knowledge, there is no basis for non-renewal. The Company has not received any notice, not previously complied with, and the Company does not have any knowledge of any such notice, with respect to any alleged violation of the rules or regulations of the any applicable Governmental Authority. If any such notices have been received and complied with, the Company has disclosed their receipt and disposition to the Purchasers in writing prior to the execution of this Agreement.

               8.15  FEES AND COMMISSIONS.  No broker's or finder's fee or
                     --------------------
commission will be payable by the Company with respect to the issuance and sale of the Securities or the transactions contemplated hereby (including, without limitation, the consummation of the Vanguard Exchange and the CTP Exchange), other than an investment banking fees payable to the Placement Agents.

               8.16  INTELLECTUAL PROPERTY.  Each of the Company, its
                     ---------------------
Subsidiaries and the Operating Companies possesses all Intellectual Property necessary to conduct its business as contemplated herein and in the Transaction Documents after the Initial Closing, (i) without conflict with or infringement upon any valid rights of others, (ii) which Intellectual Property is owned by the Company or its Subsidiaries free and clear of any and all liabilities, obligations, Liens or claims, and (iii) the lack of which could have a Material Adverse Effect, and have not received any notice of infringement upon or conflict with the asserted rights of others. Except as set forth on Schedule
                                                                    --------
8.16 hereto and other than licenses for software purchased by the
- ----
Company or its Subsidiaries in retail transactions, there are no outstanding options, licenses, or agreements of any kind relating to the foregoing, nor is the Company or any Subsidiary bound by or a party to any option, license or agreement of any kind with respect to the Intellectual Property of any other Person or entity. No stockholder, director, officer or employee of the Company, any Subsidiary or Operating Company has any interest in any such Intellectual Property.

               8.17  ABSENCE OF CERTAIN CHANGES.  Since December 31, 1994, and
                     --------------------------
as of the date hereof, there has not been any event or change of any character which has or would reasonably be expected to have a Material Adverse Effect, including, but not limited to a such an event or change resulting from (i) any damage, destruction or loss of any of the properties or assets of the Company, any its Subsidiaries and/or any Operating Company (whether or not covered by insurance), (ii) any waiver by the Company, any its Subsidiaries and/or any Operating Company of a valuable right (including, without limitation, in the case of the Company, any rights under the Vanguard Exchange Documents and the CTP Exchange Documents) or of a material debt owed to it, (iii) any material change or amendment to a Contract or arrangement by which the Company, any of its Subsidiaries or any Operating Company or any of their respective assets or properties is bound or subject, (iv) any declaration, setting aside for payment or other distribution in respect of any of the Company's, any of its Subsidiaries' or any Operating Company's Capital Stock, or any direct or indirect redemption, purchase or other acquisition of any of such stock by the Company, any of its Subsidiaries or any Operating Company, or (v) any labor trouble, problem, grievance, dispute or controversy with any union or other organization of the Company's, any of its Subsidiaries' or any Operating Company's employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization.

               8.18  THE EXCHANGE DOCUMENTS.  (A) The Vanguard Exchange
                     ----------------------
Documents and the CTP Exchange Documents have not been amended, modified or supplemented, nor have any conditions precedent to closing or defaults under such documents been waived by the Company in any material respect. Assuming the accuracy of the representations and warranties of other parties to such documents contained in the Vanguard Exchange Documents and the CTP Exchange Documents, the obligations of each of the parties to such documents are the legal, valid and binding obligations of each such party. Except as set forth on
Schedule 8.18 hereto, the Company has not waived any right or default by any
- -------------
party under the Vanguard Exchange Documents and the CTP Exchange Documents. (B) The Company is not in violation of any term of the Vanguard Exchange Documents and the CTP Exchange Documents which would permit any party to the Vanguard Exchange Documents and the CTP Exchange Documents to terminate, amend or modify any of such agreements. The Vanguard Exchange Documents and the CTP Exchange Documents are in full force and effect, and the Company has no knowledge that any party to any of such agreements is seeking or presently intends to seek to terminate, amend or modify such agreement.

               8.19  INSURANCE.  Schedule 8.19 attached hereto sets forth all
                     ---------   -------------
insurance policies maintained by the Company and each of its Subsidiaries. The insurance maintained by the Company, each of its Subsidiaries and each of the Operating Companies is in amounts and of a nature as is customarily maintained by Persons conducting operations similar to that of the Company, its Subsidiaries and any Operating Companies. Since December 31, 1994, neither the business, properties nor assets of the Company, any of its Subsidiaries or any Operating Company has suffered a loss which would have, or would be likely to have, a Material Adverse Effect (whether or not covered by insurance) as a result of fire, flood, act of God or any other casualty or similar event.

               8.20  RESERVATION OF SHARES.  The Company has reserved for
                     ---------------------
issuance the number of its authorized but unissued shares of Common Stock necessary to permit the conversion in full of all the outstanding Securities.

               8.21  TITLE TO PROPERTIES.  (a) The Company, its Subsidiaries and
                     -------------------
each Operating Company have, and on the Initial Closing Date will have, (i) good and marketable title to all of their assets and properties, real, personal and mixed, including, without limitation, all of the other assets and properties reflected on their respective balance sheets, in each case free and clear of any material Liens or claims affecting any such assets or properties referred to above (other than as contemplated under the loan documents entered into by the Operating Companies in the ordinary course of their businesses).

                     (b)   Schedule 8.21 hereto sets forth all of the material
                           -------------
real property owned or leased by the Company, its Subsidiaries and each Operating Company, other than Corporacion Mobilcom, S.A. de C.V. All required certificates of occupancy, certificates relating to electrical work, zoning, building, housing, safety, fire and health approvals, and other permits, franchises and licenses necessary to enable the Company, each Subsidiary and each Operating Company to use or operate its facilities in the manner currently used or operated, or as is currently anticipated to be used or operated by it, have been issued and are in full force and effect, except where the failure to obtain such approvals, permits, franchises or licenses would not have or would not be likely to result in a Material Adverse Effect. There are no proceedings pending for the material reduction of the assessed valuation of any real property owned by the Company, each Subsidiary and each Operating Company. No default or breach now exists and no event has occurred or is continuing which, with notice or the passage of time or both, would constitute a default under any of the covenants, restrictions, rights of way, easements or other agreements affecting any of the facilities of the Company, its Subsidiaries or any Operating Company. Under existing easements, rights at law, certificates, deeds, leases and other applicable agreements and instruments, the Company, each Subsidiary and each Operating Company after the Initial Closing Date shall have access to and the same rights to utilize all access roads, utilities, and other facilities not belonging to it which have been used in the operation of its facilities at full capacity prior to the Initial Closing Date, on the same terms and conditions as have been previously available. No state of facts exists which will or the Company believes is likely to prevent the Company, each Subsidiary and each Operating Company after the Initial Closing Date from carrying on, or impair or restrict its ability to carry on, the business of operating such facilities in the same manner as they have been previously operated at full capacity prior to the Initial Closing Date, or as they are anticipated to be operated by the Company, each Subsidiary and each Operating Company after the Initial Closing Date. The Company does not have any knowledge of any condemnation or eminent domain proceedings now pending nor has the Company, its Subsidiaries or each Operating Company received notice or has any knowledge of any such proceeding being contemplated with respect to its facilities.

                     (c) The facilities, machinery, equipment, furniture, fixtures, vehicles, any related capitalized items and other tangible property material to the business of the Company, its Subsidiaries or each Operating Company are, and on the Initial Closing Date will be in operating condition suitable for their intended use, except for (i) maintenance in the ordinary course and (ii) normal wear and tear.

               8.22  CONTRACTS; DISCONTINUED PROJECTS.  (A) The Document Index
                     --------------------------------
is a true, complete and accurate list of all of the material Contracts relating to the Projects. The Summary is a true, complete and accurate summary for each Project of the material terms and provisions of (i) the ownership structure,
(ii) the respective licenses, (iii) the respective shareholders agreements and
(iv) the respective management agreements. Schedule 8.22 hereto sets forth a
                                           -------------
list of all (i) of the Contracts relating to the Projects to which the Company, any of its Subsidiaries or any Operating Company has any, direct or indirect, present or future liabilities, obligations (contingent or otherwise) or rights to, or in and (ii) of the funding requirements to which the Company, any of its Subsidiaries or any Operating Company has any, direct or indirect, present or future liabilities or obligations (contingent or otherwise) to make. (B) The Company, its Subsidiaries and any Operating Company has no, direct or indirect, present or future liabilities or obligations (contingent or otherwise) arising out of, relating to, or in connection with any discontinued or inactive Project.

          9.   REPRESENTATIONS OF THE PURCHASERS. Each of the Purchasers
               ---------------------------------
represents, severally and not jointly, and in making its purchase hereunder it is specifically understood and agreed, that:

               9.1   PURCHASE OF SECURITIES.  Such Purchaser (i) is purchasing
                     ----------------------
the Securities set forth opposite its name on Schedule 1 and Schedule 2 hereto
                                              ----------     ----------
for its own account, for investment purposes and not with a view to or for sale in connection with any distribution thereof, (ii) is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act, and
(iii) either (A) does not beneficially own 10% or more of the outstanding voting Capital Stock of the Company, and/or (B) the value of all securities owned by such Purchaser of (I) the Company and (II) all other issuers that would be investment companies (within the meaning of the 1940 Act) but for the fact that the outstanding securities (other than short-term paper) of such issuers are beneficially owned by not more than one hundred persons and were not issued in a public offering, does not exceed 10% of the value of the total assets of such Purchaser. Such Purchaser agrees that it will not, directly or indirectly, offer, transfer, sell, assign, pledge, hypothecate or otherwise dispose of any of the Securities purchased by it hereunder (or solicit any offers to buy, purchase, or otherwise acquire or take a pledge of any of such Securities), except in compliance with the Securities Act, the Exchange Act, any applicable state securities or blue sky laws and the Investor Rights Agreement.

               9.2   INCORPORATION; AUTHORIZATION.  Such Purchaser is a
                     ----------------------------
corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and such Purchaser has the full legal right, power and authority to enter into this Agreement and to perform its obligations hereunder without the need for the consent of any other person; and this Agreement has been duly authorized, executed and delivered and constitutes the legal, valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with the terms hereof.

               9.3   NO CONFLICTS.  The execution, delivery and performance by
                     ------------
such Purchaser of each Transaction Document to which it is a party and compliance therewith and the purchase of the Securities will not result in any violation of and will not conflict with, or result in a breach of, any of the terms of, or constitute a default under, (a) any provision of state, federal or foreign law to which it is subject, (b) its Certificate of Incorporation or By-laws, or (c) any mortgage, indenture, agreement, instrument, judgment, decree, order, rule or regulation, or other restriction to which it is a party or by which it is bound.

               9.4   NO BROKERS' FEES.  Such Purchaser has not agreed or
                     ----------------
committed to pay any broker's or finder's fee or commission with respect to the purchase of the Securities or the transactions contemplated hereby.

               9.5   LEGEND. The Company and the Purchasers agree that the
                     ------
certificates evidencing the Securities shall bear the following legend:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND UNDER ANY APPLICABLE STATE SECURITIES LAWS."

          10.  DEFINITIONS.
               -----------

          For the purpose of this Agreement, the following terms shall have the meanings specified with respect thereto below:

          "Affiliate" means, with respect to any Person, any other Person (i)
           ---------
which directly or indirectly controls, is controlled by, or is under direct or indirect common control with, such Person, (ii) which directly or indirectly of record or beneficially owns or holds ten percent (10%) or more of any class of Capital Stock of such Person, or (iii) ten percent (10%) or more of such Capital Stock of which are owned or held, directly or indirectly, of record or beneficially, by such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise; all officers and directors of a Person shall be deemed to be an Affiliate of that Person.

          "Agreement" means this Securities Purchase Agreement, as this
           ---------
Agreement may be amended, modified, supplemented or restated from time to time, together with all Exhibits and Schedules hereto.

          "Approved Business Plan" means any business plan of the Company in any
           ----------------------
fiscal year that has been approved by a majority of the Board of Directors of the Company in a Special

Board .action or which has been amended, modified, supplemented or restated by a majority of the Board of Directors of the Company in a Special Board Action.

          "Bankruptcy Law" has the meaning specified in clause (vi) of Section
           --------------
7.1 hereof.

          "Bridge Investors" mean, collectively, all of the Purchasers listed on
           ----------------
Schedule 1A hereto, and, individually, a Purchaser listed on such Schedule 1A.
- ------------                                                      -----------

          "Bridge Notes" means (i) the unsecured promissory notes of the Company
           ------------
issued pursuant to the Securities Purchase Agreement dated July 12, 1995 among the Company and the investors named therein, in favor of the Bridge Investors and in the principal amounts listed on Schedule 1A hereto, (ii) the $1,485,000
                                       -----------
unsecured promissory note of the Company issued to Vanguard pursuant to the Note and Warrant Purchase Agreement dated July 31, 1995 between the Company and Vanguard, (iii) the TD Bridge Note, (iv) $3,000,000 of the $5,000,000 principal amount of the secured promissory note of the Company issued pursuant to the Loan Agreement dated August 14, 1995 between the Company and Toronto Dominion Investments, Inc., (v) the $100,000 unsecured promissory note of the Company issued to Northwood Ventures pursuant to the Note Purchase Agreement dated November 6, 1995 between the Company and Northwood Ventures, (vi) the $50,000 unsecured promissory note of the Company issued to Gateway Venture Partners III, L.P. pursuant to the Note Purchase Agreement dated November 20, 1995 between the Company and Gateway Venture Partners III, L.P., and (vii) the $200,000 unsecured promissory note of the Company issued to Vanguard pursuant to the Note Purchase Agreement dated November 20, 1995 between the Company and Vanguard.

          "Business Day" means any day other than a Saturday, a Sunday or a day
           ------------
on which commercial banks in New York City are required or authorized to be closed.

          "By-laws" means for any Person all By-laws, Codes of Regulation or
           -------
other equivalent organizational or charter documents in the jurisdiction of incorporation or organization of such Person.

          "Capital Expenditures" means as to any Person for any period, the
           --------------------
aggregate amount of all capital expenditures which would be classified as capital expenditures in a statement of income or operations of such Person for such period prepared in accordance with GAAP.

          "Capital Lease" means, at the time any determination thereof is to be
           -------------
made, any lease of property, real or personal, in respect of which the present value of the minimum rental commitment would be capitalized on a balance sheet of the lessee in accordance with GAAP.

          "Capital Lease Obligation" means, at the time any determination
           ------------------------
thereof is to be made, the amount of the liability in respect of a Capital Lease which would at such time be so required to be capitalized on a balance sheet of the lessee in accordance with GAAP.

          "Capital Stock" means any and all shares, interests, rights to
           -------------
purchase, warrants, options, participations or other equivalents of, rights to acquire, or interests in (however designated) corporate stock or partnership interests, including, without limitation, any security which is convertible into or exercisable for such corporate stock.

          "Certificate of Incorporation" means for (i) the Company, Amended and
           ----------------------------
Restated Certificate of Incorporation of the Company, in the form of Exhibit
                                                                     -------
4A.14 hereto, and (ii) any other Person, all Certificates of Incorporation,
- -----
Articles of Incorporation or other organizational or equivalent charter documents in the jurisdiction of incorporation or organization of such Person.

          "Change of Control" shall occur if (i) prior to the second anniversary
           -----------------
of the Initial Closing Date, Vanguard or any of its Affiliates Transfers any Capital Stock of the Company and (A) immediately following such Transfer, Vanguard and its Affiliates collectively own less than 30% of the then issued and outstanding shares of Capital Stock of the Company and (B) the consideration per share received by Vanguard or such Affiliate of Vanguard, as the case may be, with respect to such Transfer is less than $375 per share (as appropriately adjusted for stock splits, stock dividends, combinations and other recapitalizations), (ii) after the second anniversary of the Initial Closing Date, Vanguard or any of its Affiliates Transfers any Capital Stock of the Company and immediately following such Transfer Vanguard and its Affiliates collectively own less than 25% of the then issued and outstanding shares of Capital Stock of the Company, (iii) at any time, in any transaction or series of related transactions (other than a Non-Surviving Combination) and after giving effect to such transaction, any one or more Persons (other than Vanguard and its Affiliates), acting individually or as a member of a Group, beneficially owns, directly or indirectly, in the aggregate 45% or more of the Capital Stock of the Company on a fully diluted basis, outstanding as of the date of computation or
(iv) at any time, in any transaction or series of related transactions (other than a Non-Surviving Combination) and after giving effect to such transaction, Vanguard and/or its Affiliates, acting individually or as a member of a Group, beneficially owns, directly or indirectly, in the aggregate 49% or more of the Capital Stock of the Company on a fully diluted basis, outstanding as of the date of computation. Notwithstanding the foregoing, it will not be a Change of Control if Vanguard and its Affiliates (I) Transfer all or substantially all of their respective assets (including all of the Capital Stock of the Company owned by Vanguard and its Affiliates immediately prior to such Transfer) to any other Person, (II) merge or are consolidated into any other Person, or (III) engage in any other reorganization in which the surviving entity that holds the Capital Stock of the Company that was owned by Vanguard and its Affiliates immediately prior to the reorganization (1) can be deemed to be controlled by the same Persons that controlled Vanguard and its Affiliates immediately prior to such other reorganization, (2) is controlled by substantially the same key executive officers, directors and supervisors that controlled Vanguard and its Affiliates immediately prior to such other reorganization, and (3) has, in addition to such Capital Stock of the Company, substantial other assets.

          "Closings" has the meaning specified in Section 3(B) hereof.
           --------

          "Code" means the Internal Revenue Code of 1986, as amended from time
           ----
to time.

          "Commission" means the United States Securities and Exchange
           ----------
Commission or any governmental body or agency succeeding to the functions thereof.

          "Common Stock" means the Company's common stock, par value $.01 per
           ------------
share.

          "Company" means International Wireless Communication, Inc., a Delaware
           -------
corporation, and its successors and assigns.

          "Consents" has the meaning specified in Section 4E hereof.
           --------

          "Consolidated EBITDA" of any Person shall mean for any period, the sum
           -------------------
of following, each calculated on a consolidated basis for such period (i) net income, plus (ii) interest expenses paid or accrued, plus (iii) income taxes and franchise taxes, plus (iv) amortization and depreciation deducted in determining net income, minus (v) all non-cash gains that were added in determining net income.

          "Contracts" means any written or oral contract, agreement, commitment,
           ---------
note, bond, pledge, lease, sublease, deed, mortgage, guaranty, indenture, license, option, consulting agreement, supply contract, repair contract, distribution agreement, purchase order, joint venture agreement, partnership agreement, shareholder agreement, franchise, technology and know-how agreement, employment agreement, instrument or any other contractual commitment that is binding on any Person or its property, which provide for payments (i) from or to the Company or any Subsidiary which is not an Operating Company of $25,000 or more after the Initial Closing Date or (ii) from or to any Operating Company of $100,000 or more after the Initial Closing Date.

          "CTP" means CTP, a general partnership formed by Hugh B. L. McClung,
           ---
John D. Lockton and others, and its successors and assigns.

          "CTP Exchange" means the exchange of a 70% equity interest in CTP
           ------------
for 6,298 shares of Common Stock of the Company.

          "CTP Exchange Documents" means (i) the CTP Agreement dated January 7,
           ----------------------
1994 among the Company, Hugh B. L. McClung, John D. Lockton, (ii) the Amendment to CTP Agreement dated as of November 30, 1995 among the Company and the other partners of CTP, (iii) all of the other documents, agreements and instruments entered into in connection therewith.

          "Current Assets" means current assets of the Company and its
            --------------
Subsidiaries, as computed under GAAP.

          "Damages" shall have the meaning set forth in Section 11.2(b)
           -------
hereof.

          "Debt" means, as to any Person, any indebtedness, whether or not
           ----
contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instrument or letters of credit (or reimbursement agreements in respect thereof) or representing the balance deferred and unpaid of the purchase price of any property (including pursuant to Capital Leases), if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared on a consolidated basis in accordance with GAAP, and shall also include, to the extent not otherwise included, (a) the guarantee of items which would be included within this definition and any joint obligation of such Person in respect of items which would be included in this definition, and (b) any indebtedness of a third Person of the type that would be included in this definition which is secured by a Lien on the property or assets of such Person; provided, however,
                                                            --------  -------
that such indebtedness of such third Person shall not be included in this definition solely to the extent that, with respect to a Project, (i) such Person has been required by the banks and/or financial entities providing debt financing to such Project to grant a Lien on the stock or equity interest of an Operating Company owned by such Person, (ii) such Person has no other liabilities, whether direct or contingent, in connection with such debt financing of such Project and recourse against such Person shall be limited solely to such pledged stock or equity interest, and (iii) all other holders of the stock or equity interests of such Operating Company shall likewise be required to, and shall, pledge their stock or equity interests in connection with such debt financing of such Project.

          "Disclosure Documents" means each of the documents disclosed in the
           --------------------
letter dated as of the date hereof from the Lead Purchaser to the Company.

          "Document Index" means the Due Diligence Index of Documents Received
           --------------
From International Wireless Communications, Inc. dated as of December 14, 1995 prepared by Willkie Farr in connection with the transactions contemplated in the Memorandum and in the other Transaction Documents.

          "EAI" means Electra Associates, Inc., a Delaware corporation, and
           ---
its successors and assigns.

          "EI" means Electra Inc., a Delaware corporation, and its
           --
successors and assigns.

          "EIT" means Electra Investment Trust P.L.C., a corporation organized
           ---
under the laws of England and Wales, and its successors and assigns.

          "Electra" means EIT and EAI.
           -------

          "Employee Benefit Plan" has the meaning specified in Section 8.7
           ---------------------
hereof.

          "Environmental Claim" means any complaint, summons, citation, notice,
           -------------------
directive, order, claim, litigation, investigation, judicial or administrative proceeding, judgment, letter or other communication from any Governmental Authority, or any third party involving violations of Environmental Laws or Releases.

          "Environmental Laws" means any and all laws, statutes, ordinances,
           ------------------
rules, regulations, orders, or determinations of any Governmental Authority, foreign or domestic, pertaining to health or the environment in effect in any and all jurisdictions in which the Company, its Subsidiaries and each Material Operating Company are conducting or at any time have conducted business, including, without limitation, the Clean Air Act, as amended, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA"), as amended, the Federal Water Pollution Control Act, as amended, the Occupational Safety and Health Act of 1970, as amended, the Resource Conservation and

Recovery Act of 1976 ("RCRA"), as amended, the Safe Drinking Water Act, as amended, the Toxic Substances Control Act, as amended, the Superfund Amendments and Reauthorization Act of 1986, as amended, and other environmental conservation or protection laws.

          "Environmental Liabilities" means any monetary obligations, losses,
           -------------------------
damages, punitive damages, consequential damages, treble damages, costs and expenses (including all reasonable out-of-pocket fees, disbursements and expenses of counsel, out-of-pocket expert and consulting fees and out-of-pocket costs for environmental site assessments, remedial investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any Environmental Claim filed by any Governmental Authority or any third party which relate to any environmental condition, remedial action, Release or threatened Release from or onto (i) any presently or formerly owned by the Borrower or any of its Subsidiaries or a Predecessor, or (ii) any facility which received Hazardous Materials generated by the Borrower or any of its Subsidiaries or a Predecessor.

          "Environmental Matters" means any and all matters relating to any
           ---------------------
Requirement of Environmental Law, Environmental Claim or Environmental Permit.

          "Environmental Permit" means any permit, license, notice, order,
           --------------------
approval or other authorization under any applicable law, rule, regulation or other requirement of the United States or Canada or of any state, municipality or other subdivision thereof required by any Environmental Law.

          "ERISA" means the Employee Retirement Income Security Act of
           -----
1974, as amended from time to time.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended
           ------------
from time to time, and any successor statute or law thereto, and the rules and regulations promulgated thereunder.

          "Existing Indebtedness" means, as to the Company and its Subsidiaries,
           ---------------------
the Debt of the Company and its Subsidiaries outstanding as of the Initial Closing Date, reflected in Schedule 6.1 hereto, other than the Bridge Notes and
                           ------------
the TD Bridge Note.

          "Extraordinarily Approved Business Plan" means any business plan of
           --------------------------------------
the Company in any fiscal year that has been approved by a majority of the Board of Directors of the Company in an Extraordinary Board Action or which has been amended, modified, supplemented or restated by a majority of the Board of Directors of the Company in an Extraordinary Board Action.

          "Extraordinary Board Action" means the approval of at least a majority
           --------------------------
of the Board of Directors of the Company, provided, however, that such action
                                          --------  -------
must be consented to by all of the directors elected by the holders of the Securities (other than the Series F-2 Preferred Stock) in accordance with
Section V.B.5.b of the Certificate of Incorporation of the Company.

          "Financial Disclosure Documents" has the meaning specified in Section
           ------------------------------
8.8 hereof.

          "Financials" has the meaning set forth in Section 8.8 hereof.
           ----------

          "Financial Fee" has the meaning set forth in Section 3 hereof.
           -------------

          "GAAP" means generally accepted accounting principles in the United
           ----
States of America as in effect at the time any determination is made or financial statement is required hereunder as promulgated by the American Institute of Certified Public Accountants, the Accounting Principles Board, the Financial Accounting Standards Board or any other body existing from time to time which is authorized to establish or interpret such principles, applied on a consistent basis throughout any applicable period, subject to any change required by a change in GAAP; provided, however, that if any change in generally
                              --------  -------
accepted accounting principles during the term of this Agreement affects the calculation of any financial covenant or determination of value contained herein, the parties hereto hereby agree to amend this Agreement to the effect that each such financial covenant or determination of value is not more or less restrictive than such covenant as in effect on the date hereof.

          "Good Faith" means honesty in fact in the conduct or transaction
           ----------
concerned, without regard to whether standards which might be deemed reasonable by another Person have been observed; but which does not include intentionally unreasonable conduct.

          "Governmental Authority" means any action of government, any federal,
           ----------------------
state, local, foreign or other political subdivision thereof and any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to such government.

          "Group" means when two or more Persons agree to act together for the
           -----
purpose of acquiring, holding, voting or disposing of the Capital Stock of the Company, other than pursuant to the Investor Rights Agreement.

          "Hazardous Materials" means (a) any element, compound, or chemical
           -------------------
that is defined, listed or otherwise classified by a Governmental Authority as a contaminant, pollutant, toxic pollutant, toxic or hazardous substance, extremely hazardous substance or chemical, hazardous waste, medical waste, biohazardous or infectious waste, special waste, or solid waste under Environmental Laws; (b) petroleum and its refined products; (c) polychlorinated biphenyls; (d) any substance exhibiting a hazardous waste characteristic as defined in 40 C.F.R. 261.21-.24; and (e) any raw materials, building components, including but not limited to asbestos-containing materials and manufactured products, containing Hazardous Materials.

          "Initial Closing" has the meaning specified in Section 3(A)
           ---------------
hereof.

          "Initial Closing Date" has the meaning specified in Section 3(A)
           --------------------
hereof.

          "Initial Public Offering" shall mean an initial underwritten public
           -----------------------
offering and sale consummated on or before December 31, 1998 for cash by the Company of the Common

Stock of the Company to an underwriter or underwriters pursuant to a "firm commitment" underwriting agreement and a registration statement declared effective by the Commission under the Securities Act in which (i) the public offering per share price is at least two times the $375 per share purchase price of the Securities, as appropriately adjusted for any stock dividends, combinations, splits or the like with respect to such Securities in accordance with the terms of the Certificate of Incorporation, and (ii) the Company receives gross proceeds of at least $25,000,000. An Initial Public Offering shall be deemed consummated upon the first sale of Common Stock under the related registration statement. An Initial Public Offering shall not include the registration of an offer and sale of the Common Stock (i) to the employees of or other persons providing services to the Company pursuant to an employee benefit or similar benefit plan registered on Form S-8 or a successor form or (ii) relating to a merger, acquisition or other transaction of the type described in Rule 145 or a successor rule registered on Form S-4 or a successor form.

          "Intellectual Property" means, as to any Person, that Person's Patents
           ---------------------
and Patent Applications, Trademarks, licenses and brand names, and including, without limitation, all logos and designs, patents, trade secrets, technical information, engineering procedures, manufacturing processes, formulas, designs, know-how and processes, information, software, copyrights, other intellectual property and proprietary rights and processes and options, licenses and agreements relating to the above.

          "Investment" in any Person includes all investments made or committed
           ----------
to be made, whether by stock purchase, acquisition of all or substantially all of its assets, capital contribution, loan, advance, guarantee of any indebtedness or creation or assumption of any other liability in respect of any indebtedness of such Person, or otherwise.

          "Investor Rights Agreement" has the meaning set forth in Section 4A.12
           -------------------------
hereof.

          "knowledge" means, with respect to any Person, such Person's best
           ---------
knowledge after due inquiry.

          "Lead Purchaser" means Electra, solely in its capacity as a holder of
           --------------
Securities, and its successors and assigns.

          "Lien" means any mortgage, pledge, security interest, encumbrance,
           ----
lien or charge of any kind (including, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to give any financing statement under the Uniform Commercial Code of any jurisdiction).

          "Material Adverse Change" of the Company, its Subsidiaries and any
           -----------------------
Material Operating Company, taken as a whole, means a material adverse change in the business, condition (financial or otherwise), assets, properties or operations or prospects of such Person.

          "Material Adverse Effect" means a material adverse effect on the
           -----------------------
business, condition (financial or other), assets, properties or operations or prospects of the Company, its Subsidiaries and any Material Operating Company, taken as a whole.

          "Material Operating Company" means (a) PT Rajasa Hazanah Perkasa,
           --------------------------
Mobisel, Syarikat Telefon Wireless Sdn. Bhd., Corporacion Mobilcom, S.A. de C.V., and Universal Telecommunications Service, Inc., and (b) any entity in which the Company, directly or indirectly, has (i) made or committed to make, whether direct or indirect, a capital contribution or Investment (whether in the form of debt or equity or otherwise and in the form of cash or other consideration) of $1,500,000 or more, and (ii) the right to designate a director, supervisor or executive officer or otherwise has any operating influence over such entity.

          "Material Projects" mean, collectively, (i) the wireless projects in
           -----------------
Brazil (ECTR), Indonesia (Cellular), Malaysia (Wireless Local Loop), Mexico (National ECTR), Philippines (ECTR), as each is discussed in the Memorandum, Summary and Document Index, and (ii) any future Project with any Material Operating Company.

          "Memorandum" means that certain Confidential Private Placement
           ----------
Memorandum dated May 1995 prepared by the Placement Agents, as amended by an Addendum dated October 23, 1995, true and correct copies of which have been provided to the Purchasers by the Company.

          "Multiemployer Plan" means any "multiemployer plan" (as such term is
           ------------------
defined in Section 3(37) of ERISA and Section 414(f) of the Code) to which contributions are or have been made by the Company or any of its Subsidiaries.

          "1940 Act" means the Investment Company Act of 1940, as amended from
           --------
time to time, and any successor statute or law thereto, and the rules and regulations promulgated thereunder.

          "Non-Surviving Combination" means any merger, consolidation or other
           -------------------------
business combination of the Company with or into one or more Persons in which the Person other than the Company is the survivor, or a sale of all or a Substantial Part of the assets of the Company (whether held directly by the Company or through a Subsidiary) to one or more such other Persons (including, but not limited to, a voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company); provided, however, that if any such
                                           --------  -------
merger, consolidation or other business combination or sale of assets, in which the holders of Common Stock receive cash or non-cash consideration, is structured in the form of a reverse subsidiary merger so that the Company is the surviving entity, such transaction shall nevertheless be deemed to be a Non-Surviving Combination.

          "Officers' Certificate" means a certificate signed in the name of the
           ---------------------
Company, as applicable, by its chief executive officer, president or one of its vice presidents and by its chief financial officer, treasurer or controller.

          "Operating Company" means (a) PT Rajasa Hazanah Perkasa, Mobisel,
           -----------------
Syarikat Telefon Wireless Sdn. Bhd., Corporacion Mobilcom, S.A. de C.V., Universal Telecommunications Service, Inc., Mobilkom, PT BinaMulti Visualindo, HFCL Mobile Radio Ltd., TeamTalk Limited, Mobilcom (Private) Limited (Pakistan) and PeruTel SA., and (b) any Person in which the Company, directly or indirectly, has (i) either (A) an equity interest in, or (B) made or committed to make a capital contribution or Investment (whether in the form of debt or equity or otherwise and in the form of cash or other consideration), formed in connection with any Project, except for any Operating Company which ceases to be an "Operating Company" in accordance with the provisions of Section 5.4 hereto.

          "Original Investor Rights Agreement" means the Fourth Amended and
           ----------------------------------
Restated Investor Rights Agreement dated as of July 31, 1995 among the Company and the other signatories thereto.

          "Patents and Patent Applications" means, as to any Person, all of such
           -------------------------------
Person's right, title and interest in and to all of its now owned or existing (whether or not filed) and hereinafter acquired or arising patents and patent applications, inventions and improvements thereto, and (a) the reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof, (b) all income, royalties, damages and payments now or hereafter due and/or payable under or with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, (d) all rights corresponding thereto throughout the world, and (e) all right as licensor or licensee with respect to any of the foregoing.

          "PBGC" means the Pension Benefit Guaranty Corporation or any
           ----
corporation or governmental body or agency succeeding to the functions thereof.

          "Permits" has the meaning specified in Section 8.14 hereof.
           -------

          "Person" means and includes an individual, a partnership, a joint
           ------
venture, a corporation, a trust, an unincorporated organization, a government or any department or agency thereof, and any other legal entity.

          "Placement Agents" mean BT Securities Corporation, Toronto
           ----------------
Dominion Bank and Toronto Dominion Securities, Inc.

          "Plan" means an employee pension benefit plan within the meaning of
           ----
Section 3(2) of ERISA, maintained or contributed to by the Company or any Subsidiary, and subject to Section 412 of the Code.

          "Preferred Stock Failure" shall mean any event which is, or with the
           -----------------------
lapse of time or giving of notice, or both, would be, a Preferred Stock Failure Event.

          "Preferred Stock Failure Event" means any of the events specified in
           -----------------------------
Section 7.1 hereof, provided that there has been satisfied any requirement set forth therein in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act.

          "Projections" has the meaning specified in Section 8.8 hereof.
           -----------

          "Projects" mean (i) the wireless projects in Brazil (ECTR), China
           --------
(Major City ECTR, Wireless Local Loop and Major Region ECTR), India (Wireless Local Loop, Telecom Circle/Local Loop and ECTR), Indonesia (National ECTR, MMDS and Cellular), Malaysia (Wireless Local Loop and ECTR), Mexico (National ECTR and National Data Service), New Zealand (ECTR), Pakistan (ECTR, MMDS and Wireless Local Loop), Peru (National ECTR), Philippines (ECTR) and Sir Lanka (Wireless Local Loop), as each is discussed in the Memorandum, Summary and Document Index, and (ii) any similar or related project that the Company has entered into in the ordinary course of its business.

          "Purchasers" has the meaning set forth in the introduction
           ----------
hereto, and their successors and assigns.

          "Registration Rights Agreement" has the meaning set forth in
           -----------------------------
Section 4A.15 hereof.

          "Release" means any spilling, leaking, pumping, emitting, emptying,
           -------
discharging, injecting, escaping, leaching, dumping, or disposing of Hazardous Materials (including the abandonment or discarding of barrels, containers or other closed receptacles containing Hazardous Materials) into the environment.

          "Requirements of Environmental Law" shall mean any and all
           ---------------------------------
requirements imposed by and provisions of any law, rule, regulation, order, decision or decree of any federal, state or local executive, legislative, judicial, regulatory or administrative agency, board or authority which relate to (i) pollution, contamination, protection, cleanup, restoration, destruction, loss or injury to or of the air, surface water, groundwater, land (including, without limitation, surface and subsurface strata) or other natural resources;
(ii) solid, gaseous or liquid Waste generation, handling, transportation, treatment, processing, clean up, storage, disposal, recycling, or reclamation;
(iii) exposure to pollutants, contaminants, hazardous materials, hazardous substances, toxic materials or substances, or Wastes; (iv) the manufacture, generation, processing, distribution, use, treatment, storage, disposal, transport, recycling, reclamation or handling of chemical substances, pollutants, contaminants, hazardous materials, hazardous substances, toxic materials or substances, or Wastes; or (v) noise.

          "Restricted Payment" means (i) any dividend on, or any distribution in
           ------------------
respect of, any Capital Stock of the Company or the incurrence of any liability in respect thereof, other than (a) dividends payable to the holders of the Securities, and (b) dividends payable on any other Capital Stock of the Company, provided, however, that, prior to such declaration of dividends and payment
- --------  -------
thereof under this clause (b), the holders of at least 75% of the outstanding Securities (excluding the Series F-2 Preferred Stock) shall have approved such declaration and payments, and (ii) any payment or distribution on account of the redemption, purchase, retirement or other acquisition of any Capital Stock of the Company, other than
(a) the redemption, purchase, retirement or other acquisition of the Securities,
(b) the redemption, purchase, retirement or other acquisition of any other Capital Stock of the Company, provided, however, that, prior to such redemption,
                              --------  -------
purchase, retirement or other acquisition under this clause (b), the holders of at least 75% of the outstanding Securities (excluding the Series F-2 Preferred Stock) shall have approved such redemption, purchase, retirement or other acquisition.

          "Second Closing" has the meaning specified in Section 3(B) hereof.
           --------------

          "Second Closing Date" has the meaning specified in Section 3(B)
           -------------------
hereof.

          "Securities" means, collectively, (i) the Series F-1 Preferred Stock
           ----------
of the Company, par value $.01 per share with a stated value and a purchase price of $375 per share (including any shares issued upon conversion of the Series F- 2 Preferred Stock), and (ii) the Series F-2 Preferred Stock of the Company, par value $.01 per share with a stated value and a purchase price of $375 per share, which series have the rights, restrictions, privileges and preferences as set forth in the Certificate of Incorporation.

          "Securities Act" means the Securities Act of 1933, as amended from
           --------------
time to time, and any successor statute or law thereto, and the rules and regulations promulgated thereunder.

          "Significant Purchasers" means any Purchaser who holds Securities that
           ----------------------
have an aggregate value of $7,500,000, based on the original purchase price of $375 per share.

          "Special Board Action" means the approval of at least a majority of
           --------------------
the Board of Directors of the Company; provided, however, that (i) if there are
                                       --------  -------
only two directors elected by the holders of the Securities (other than the Series F-2 Preferred Stock) in accordance with Section V.B.5.b of the Certificate of Incorporation of the Company, then at least one of such representative directors must consent to such action, and (ii) if there are more than two directors elected by the holders of the Securities (other than the Series F-2 Preferred Stock) in accordance with Section V.B.5.b of the Certificate of Incorporation of the Company, then a majority of such representative directors must consent to such action.

          "Subsidiary" means, with respect to any Person, any corporation or
           ----------
similar entity, a majority of the Capital Stock or other equity of which, except directors' qualifying shares, shall, at the time as of which any determination is being made, be owned by such Person either directly or through Subsidiaries.

          "Substantial Part" means, as of any date, assets (i) having a net book
           ----------------
value equal to or in excess of 10% of the consolidated assets of the Company and its Subsidiaries (determined in accordance with GAAP), (ii) which are projected as of the date of the initial direct or indirect Investment by the Company to provide 10% or more of Consolidated EBITDA in any of the next five fiscal years of the Company, or (iii) in which the Company has made an Investment or otherwise paid an amount equal to, or in excess of, $1,000,000.

          "Summary" means the Due Diligence Summary of 20 Wireless Projects
           -------
dated December 14, 1995 prepared by Willkie Farr in connection with the transactions contemplated in the Memorandum and in the Transaction Documents.

          "Super Majority Board Action" means the approval of at least 75% of
           ---------------------------
the Board of Directors of the Company; provided, however, that (i) if there are
                                       --------  -------
only two directors elected by the holders of the Securities (other than the Series F-2 Preferred Stock) in accordance with Section V.B.5.b of the Certificate of Incorporation of the Company, then at least one of such representative directors must consent to such action, and (ii) if there are more than two directors elected by the holders of the Securities (other than the Series F-2 Preferred Stock) in accordance with Section V.B.5.b of the Certificate of Incorporation of the Company, then a majority of such representative directors must consent to such action.

          "Supplemental Letter" means the letter agreement between the Company
           -------------------
and Electra dated as of September 26, 1995.

          "Taxes" means, as to any Person, any present or future income, stamp
           -----
or other taxes, levies, imposts, duties, charters, fees, deductions or withholdings, of every kind and nature, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, including net income and franchise taxes.

          "TD Bridge Note" means the $4,950,000 Convertible Unsecured Promissory
           --------------
Note dated August 15, 1995 made by the Company in favor of Toronto Dominion Investments Inc.

          "Trademarks" means, as to any Person, all of such Person's right,
           ----------
title and interest in and to all of its now owned or existing and filed, and hereafter acquired or arising and filed, trademarks, service marks, trademark or service mark registrations, trade names, trademark rights, trade name rights and trademark or service mark applications, and (a) the reissues, divisions, continuations, renewals, extensions and continuations in-part thereof, (b) all income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, including, without limitation, damages and payment for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, (d) all rights corresponding thereto throughout the world, (e) all rights as licensor or licensee with respect to any of the foregoing, and (f) together in each case with the goodwill of such Person's business connected with the use of, and symbolized by any of the foregoing.

          "Transaction Documents" means this Agreement, the Securities, the
           ---------------------
Certificate of Incorporation, the Investor Rights Agreement, the Registration Rights Agreement, the CTP Exchange Documents, the Vanguard Exchange Documents, the Summary, the Memorandum, the Document Index, the Financial Disclosure Documents and the Disclosure Documents.

          "Transfer" means the direct or indirect sale, assignment, transfer
           --------
(whether by gift or placement in a trust or otherwise) or voluntary or involuntary disposition of such asset or item.

          "United States" or "U.S." means the United States of America.
           -------------      ----

          "Vanguard" means Vanguard Cellular Operating Corp., and its successors
           --------
and assigns.

          "Vanguard Exchange" means the exchange of Vanguard's equity interests
           -----------------
in the wireless projects in Brazil (ECTR), Indonesia (MMDS and Cellular), India (Wireless Local Loop, Telecom Circle/Local Loop and ECTR), Pakistan (ECTR, MMDS and Wireless Local Loop) and New Zealand (ECTR), where it has co-invested with the Company or has the right to co-invest with the Company in exchange for 99,306 shares of Series E Preferred Stock of the Company.

          "Vanguard Exchange Documents" means (i) the Agreement and Plan of
           ---------------------------
Reorganization dated July 28, 1995 among the Company, Vanguard International and Vanguard, (ii) the Amendments to Agreement and Plan of Reorganization dated August 31, 1995, September 30, 1995, October 31, 1995 and November 30, 1995 each among the Company, Vanguard International and Vanguard, (iii) the Original Investor Rights Agreement, (iv) the Amendment to Note Purchase Agreement dated July 12, 1995 between the Company and Vanguard, (v) the Warrant Amendment Agreement dated July 12, 1995 between the Company and Vanguard, (iv) Agreement and Plan of Merger dated as of the date hereof among the Company, Vanguard International and Vanguard, and (vii) all of the other documents, agreements and instruments entered into in connection therewith.

          "Vanguard International" means Vanguard International
           ----------------------
Telecommunications, Inc., and its successors and assigns.

          "Willkie Farr" means Willkie Farr & Gallagher, counsel to the
           ------------
Placement Agents.

          "Wholly Owned Subsidiary" means any Subsidiary of which 100% of the
           -----------------------
total voting power of shares of stock entitled to vote in the election of directors, managers or trustees thereof (other than directors' qualifying shares) is at the time owned or controlled, directly or indirectly, by any Person or one or more of the other Subsidiaries of that Person or a combination thereof.

          11.  MISCELLANEOUS.
               -------------

               11.1   PAYMENTS. The Company agrees that, so long as any
                      --------
Purchaser shall hold any Securities, it will make payments in respect of such Securities, in compliance with the terms of this Agreement and the other Transaction Documents, by check or wire transfer of immediately available funds in U.S. legal currency for credit to the account set forth on Schedule 1,
                                                              ----------
Schedule 1A and Schedule 2 opposite such Purchaser's name, or to such other
- -----------     ----------
account or accounts as such Purchaser may designate in writing, notwithstanding any contrary provision herein or in any Transaction Document with respect to the place of payment. The Company agrees to afford the benefits of this Section 11.1 to any transferee which shall have made the same agreements as the Purchaser has made in this Section 11.1.

               11.2   EXPENSES; INDEMNITY. (a) The Company hereby agrees,
                      -------------------
whether or not the transactions hereby contemplated shall be consummated, to pay, and save the Lead Purchaser and any holder of Securities harmless against liability for the payment of, the reasonable costs and expenses incurred by such holder that the Company is required to pay under any legally binding agreement (including, without limitation, the reasonable fees and disbursements of Pryor, Cashman, Sherman & Flynn, special counsel engaged by the Lead Purchaser) in connection with (i) this Agreement, the Securities, the other Transaction Documents or the transactions contemplated hereby or thereby, (ii) any subsequent proposed amendment to, modification of, or proposed consent under this Agreement or any of the other Transaction Documents, whether or not such proposed modification shall be effected or such proposed consent granted, and
(iii) the reasonable costs and expenses, including reasonable attorney's fees, incurred by the Purchasers or any subsequent holder of the Securities in enforcing its rights under any of this Agreement, the Securities or any other Transaction Document or in responding to any subpoena or other legal process issued in connection with this Agreement or the other Transaction Documents or the transactions contemplated hereby or by reason of any Purchaser's or any subsequent holder's of the Securities having acquired any Security, including, without limitation, costs and expenses incurred in any bankruptcy case involving the Company or any of its Subsidiaries; provided, however, that (A) the Company
                                        --------  -------
shall not be obligated to pay any costs, fees or expenses incurred by any holder solely by reason of such holder's gross negligence or willful misconduct and (B) such counsel shall have submitted a bill including a breakdown of the hours worked at such firm's normal applicable billing rates. The obligations of the Company under this Section 11.2 shall survive the transfer of any Securities or portion thereof or interest therein by any Purchaser or any subsequent holder of the Securities and the redemption of the Securities.

                      (b) Notwithstanding any investigation performed by the Lead Purchaser and the other Purchasers prior to the Closings, from and after the Closings the Company shall indemnify, save and hold harmless, release and discharge each holder of any Securities and all of its officers, directors, stockholders, agents, representatives, consultants, employees, and Affiliates, and all of its heirs, successors and permitted assigns from and against any and all damages, obligations, losses, claims, deficiencies, penalties, interest, expenses, fines, assessments, charges and costs (including, without limitation, the reasonable fees and disbursements of counsel for such indemnitees incurred in connection with any action or proceeding between the Company and any such indemnitee or between any such indemnitee and any third party or otherwise, whether or not relating to any investigative, administrative or judicial proceeding and whether or not such indemnitees shall be designated a party thereto) and other liabilities of any kind, including, without limitation, Environmental Liabilities (collectively, "Damages"), arising from, out of or in
                                          -------
any manner connected with or based on (i) notwithstanding any disclosure in this Agreement (including the exhibits and schedules attached hereto) or otherwise, the breach of any covenant of the Company or the failure by the Company to perform any of its obligations contained herein or in any of the agreements, documents or instruments required to be executed and delivered by the Company in connection with the transactions contemplated hereby and in the other Transaction Documents, (ii) any inaccuracy in or breach of any representation or warranty of the Company under this Agreement or any agreement, document or instrument required to be executed and delivered by the Company in connection with the transactions contemplated hereby and in the other Transaction Documents, and (iii) any of the items disclosed in
Schedule 8.12 hereto; provided, however, that the Company shall not have any
- -------------         --------  -------
obligation to any such indemnitee hereunder with respect to Damages arising solely as a result of such indemnitee's gross negligence or willful misconduct; and provided, further, however, that the Company shall not have any liability to
    --------  -------  -------
any such indemnitee for any Damages arising from, out of or in any manner connected with or based on any and all inaccuracies in or breaches of any representations or warranties relating to an Operating Company referred to in clause (ii) above, unless the aggregate, cumulative Damages resulting from all inaccuracies or breaches relating to the Company, a Subsidiary and an Operating Company result in the Securities having a $10 or more per share diminution in value, based on the original purchase price of $375 per share, in which event the Company shall be liable for the full extent of such Damages (from the first dollar).

               11.3   CONSENT TO AMENDMENTS; SUBORDINATION. (a) This Agreement
                      ------------------------------------
may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holders of seventy five percent (75%) of the number of shares of Securities at the time outstanding (excluding the Series F-2 Preferred Stock), and each holder of any shares of Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 11.3; provided, however, that this Section and Sections 6.1 and 6.14 hereof may only
- --------  -------
be amended if the Company shall have obtained the written consent to such amendment to act, of the holders of more than eighty percent (80%) of the number of shares of Securities at the time outstanding (excluding the Series F-2 Preferred Stock). No course of dealing between the Company and the holder of any share of Securities nor any delay in exercising any rights hereunder or under any share of Securities shall operate as a waiver of any rights of any holder of such shares of Securities. As used herein, the term "this Agreement" and
                                                     --------------
references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

                      (b) The Purchasers and the Company agree that, prior to the Company's taking any action prohibited by Section 6 above, the Company will deliver to the holders of the Securities, as the case may be, a written notice (the "Company Notice") setting forth in reasonable detail the proposed action to
      --------------
be taken by the Company or any of its Subsidiaries. Unless the Company receives written authorization from the percentage of holders of the Securities, as the case may be, required for consent in paragraph (a) above by the 20th Business Day after delivery of the Company Notice, the Company may not proceed with the proposed action set forth in the Company Notice.

               11.4   PERSONS DEEMED OWNERS. Prior to due presentment for
                      ---------------------
registration of transfer, the Company may treat the Person in whose name any shares of Securities is registered as the owner and holder of such shares of Securities for the purpose of receiving payment of the liquidation value of, and dividends on, such shares and for all other purposes whatsoever.

               11.5   SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE
                      --------------------------------------------------
AGREEMENT. All representations and warranties contained (i) in Sections 8.4,
- ---------
8.5, 8.7, 8.8, 8.9, 8.10, 8.11, 8.12, 8.14, 8.15, 8.16, 8.17, 8.19 and 8.22
hereof shall survive for a period of five years the execution and delivery of this Agreement and the Securities, the transfer by any Purchaser of any Securities or portion thereof or interest therein, or the repurchase or redemption of the Securities and may be relied upon by any transferee regardless of any investigation made at any time by or on behalf of any Purchaser or any subsequent Purchaser, and (ii) in Sections 8.1, 8.2, 8.3, 8.6, 8.13, 8.18, 8.20 and 8.21 hereof and under the other Transaction Documents or made in writing by or on behalf of the Company in connection herewith or therewith or in connection with the transactions contemplated hereby or thereby shall, without limit as to time, survive the execution and delivery of this Agreement and the Securities, the transfer by any Purchaser of any Securities or portion thereof or interest therein, or the repurchase or redemption of the Securities and may be relied upon by any transferee regardless of any investigation made at any time by or on behalf of any Purchaser or any subsequent Purchaser. Subject to the preceding sentence, this Agreement, the Securities and the other Transaction Documents embody the entire agreement and understanding among the Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

               11.6   SUCCESSORS AND ASSIGNS. All covenants and other agreements
                      ----------------------
in this Agreement contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto (including, without limitation, any Purchaser and subsequent Purchaser) whether so expressed or not.

               11.7   NOTICES. All notices hereunder shall be in writing and
                      -------
shall be conclusively deemed to have been received and shall be effective except as explicitly noted hereinabove (i) on the day on which delivered if delivered personally, or transmitted by telex or telegram or telecopier (followed by a mailed written confirmation), (ii) on the next Business Day if delivered by a nationally recognized overnight courier (such as Federal Express), or (iii) five Business Days after the date on which the same is mailed by registered or certified mail, return receipt requested, postage and fees prepaid, and shall be addressed: (a) if to Electra, addressed to it at 65 Kingsway, London, England WC2B 6QT, Telecopier No.: 011-4471-242-1806, Attention: Mr. Philip Dyke, with a copy to Electra Inc., 70 East 55th Street, New York, New York 10022, Telecopier
No.: 212-319-3069, Attention: Ms. Diane M. Smith, Senior Vice President, with copies to Pryor, Cashman, Sherman & Flynn, 410 Park Avenue, New York, New York 10022, Telecopier No.: 212-326-0806, Attention: Selig D. Sacks, Esq., or to such other address or addresses as Electra shall have specified to the parties hereto in writing, (b) if to any other holder of any Securities, addressed to such holder at such address as such other holder shall have specified to the Company in writing or, if any such other holder shall not have so specified an address to the Company, then addressed to such other holder in care of the last holder of such share of Securities which shall have so specified an address to the Company, and (c) if to the Company, addressed to it at International Wireless Communications, Inc., 400 South El Camino Real, Suite 1275, San Mateo, California 94402, Telecopier No.: (415) 843-0314, Attention: President, with a copy to: Gunderson Dettmer Stough Villeneuve Franklin &

Hachigian, 600 Hansen Way, Second Floor, Palo Alto, California 94306, Telecopier
No.: (415) 843-0314, Attention: Brooks Stough, Esq., or to such other address or addresses as the Company may have designated in writing to each holder of the Securities at the time outstanding.


               11.8   DESCRIPTIVE HEADINGS, ETC. The descriptive headings of the
                      -------------------------
several Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. References herein to a Section are, unless otherwise specified, to one of the Sections of this Agreement and references to an "Exhibit" or "Schedule" are, unless otherwise specified, to one of the
    -------      --------
Exhibits or Schedules to this Agreement.

               11.9   CONFIDENTIALITY. The Purchasers shall maintain the
                      ---------------
confidential nature of, and shall not use or disclose (including, without limitation, to any limited partners if a Purchaser is a limited partnership) any of the Company's confidential information or trade secrets, without first obtaining the Company's written consent, which consent may be withheld in its sole discretion. Nothing in this Section 11.9 shall require the Purchasers to obtain the consent of the Company, before exercising, or in connection with the exercise of, any of their respective rights under the Transaction Documents upon the occurrence of a Preferred Stock Failure or a Preferred Stock Failure Event. The obligations of the Purchasers shall in no event apply to: (i) providing information about the Securities or any party to any Transaction Document to any actual or potential assignee; (ii) any situation in which any of Purchasers, in the sole discretion of the Purchasers, are required by law or required by any governmental, regulatory or supervisory authority or official to disclose information; (iii) providing information to counsel to the Purchasers in connection with the transactions contemplated by the Transaction Documents; (iv) providing information to independent auditors retained by the Purchasers; (v) any information that is in or becomes part of the public domain, otherwise than through a wrongful act of the Purchasers or any employees or agents thereof;
(vi) any information that is in the possession of any of the Purchasers prior to receipt thereof from the Company or any other Person known to the Purchasers to be acting on behalf of the Company; (vii) any information that is independently developed by the Purchasers; and (viii) any information that is disclosed to any of the Purchasers by a third party that has no obligation of confidentiality with respect to the information disclosed. In the case of clauses (i), (iii) and
(iv) above, the Purchasers will obtain the agreement of all parties provided with information on the Company to be bound by the restrictions contained in this Section 11.9.

               11.10  NO AGENCY. (A) Each Purchaser hereby irrevocably agrees
                      ---------
that the Lead Purchaser is not, and shall not be deemed or construed to be, an agent or trustee or fiduciary for or to any of the Purchasers under this Agreement or under any other Transaction Document. The Lead Purchaser shall have no duties or responsibilities to any Purchaser under this Agreement or under any other Transaction Document and shall not be responsible to any Purchaser for any recitals, statements, representations or warranties made by the Company or any other party to a Transaction Document or any officer or official of the Company or such party or any other Person contained in this Agreement or any other Transaction Document, or in any certificate or other document or instrument referred to or provided for in, or received by any of them under, this Agreement or any other Transaction Document, or for the value, legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other

Transaction Document or any other document or instrument referred to or provided for herein or therein, or for any failure by the Company or any such party to perform any of its obligations hereunder or obligations thereunder.

          (B) Each Purchaser agrees that it has, independently and without reliance on the Lead Purchaser or any other Purchaser, and based on such documents and information as it has deemed appropriate, made its own investment analysis of the Company and the decision to enter into this Agreement and that it will, independently and without reliance upon the Lead Purchaser or any other Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any other Transaction Document. Each Purchaser agrees that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company. Notwithstanding the foregoing, this Section 11.9 does not in any way limit or modify the representations and warranties of the Company in this Agreement, in any other Transaction Document or in any writing furnished to the Purchasers in connection with or pursuant to this Agreement, the Transaction Documents or in connection with the transactions contemplated by this Agreement or the Transaction Documents or the right of the Purchasers (including, without limitation, the Lead Purchaser) to rely thereon.

          (C) The Lead Purchaser shall not be required to keep itself informed as to the performance or observance by the Company or any other party to the Transaction Documents of this Agreement or any other Transaction Document or any other document referred to or provided for herein or therein or to inspect the properties or books of the Company or any other party to the Transaction Documents. The Lead Purchaser shall not have any duty or responsibility to provide any Purchaser with any information concerning the affairs, financial condition or business of the Company or any other party to the Transaction Documents (or any of their Affiliates) which may come into the possession of the Lead Purchaser, any of its officers, directors, agents, counsel or representatives or any of its Affiliates, except that the Lead Purchaser and the Significant Purchasers shall, at the request of any other Purchaser, make available to such Purchaser the information that the Lead Purchaser or such Significant Purchasers obtained in writing solely pursuant to and in accordance with Section 5.02(i) hereof.

               11.11  GOVERNING LAW: CHOICE OF FORUM. THIS AGREEMENT SHALL BE
                      ------------------------------
DEEMED TO HAVE BEEN EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK, NEW YORK. THIS AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW RULES OR PRINCIPLES) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THE SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW RULES OR PRINCIPLES). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT HERETO AND THERETO SHALL ONLY BE BROUGHT IN THE COURTS OF THE

UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND IRREVOCABLY WAIVES ANY DEFENSE OR CLAIM TO SUCH JURISDICTION WHICH EITHER OR BOTH MAY HAVE BASED, DIRECTLY OR INDIRECTLY, ON THE GROUNDS OF FORUM NON CONVENIENS. IF ANY ACTION IS COMMENCED IN ANY OTHER JURISDICTION, THE PARTIES HERETO HEREBY CONSENT TO THE REMOVAL OF SUCH ACTION TO THE SOUTHERN DISTRICT OF NEW YORK. THE COMPANY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 5 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHTS OF THE PURCHASERS, OR ANY HOLDER OF ANY OF THE SECURITIES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

               11.12  WAIVER OF JURY TRIAL. THE COMPANY AND THE PURCHASERS
                      --------------------
HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THE RELATIONSHIP THAT IS BEING ESTABLISHED HEREUNDER. THE COMPANY AND THE PURCHASERS ALSO WAIVE ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE OTHER PARTIES. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THE COMPANY AND THE PURCHASERS ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS ALREADY RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE COMPANY AND THE PURCHASERS FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT OR TO ANY OTHER DOCUMENTS OR

AGREEMENTS RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          IN WITNESS WHEREOF, the Company and the Purchasers have caused this Agreement to be executed by its duly authorized officer as of the date first above written.

                                   INTERNATIONAL WIRELESS
                                    COMMUNICATIONS INC.


                                   By:__________________________________________
                                      Name: Douglas Sinclair
                                      Title: Executive Vice President


                                   ELECTRA INVESTMENT TRUST P.L.C.


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   ELECTRA ASSOCIATES, INC.


                                   By:__________________________________________
                                      Name:
                                      Title:

          IN WITNESS WHEREOF, the Company and the Purchasers have caused this Agreement to be executed by its duly authorized officer as of the date first above written.

                                   INTERNATIONAL WIRELESS
                                    COMMUNICATIONS INC.


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   ELECTRA INVESTMENT TRUST P.L.C.


                                   By:__________________________________________
                                      Name: H A L H  MUMFORD
                                      Title: Authorized Signatory


                                   ELECTRA ASSOCIATES, INC.


                                   By:__________________________________________
                                      Name: R. J. Lewis
                                      Title: Director


                                   CENTRAL INVESTMENT HOLDINGS, INC.


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   TORONTO DOMINION INVESTMENTS, INC.


                                   By:__________________________________________
                                      Name:
                                      Title:


                                   VANGUARD CELLULAR OPERATING CORP.


                                   By:__________________________________________
                                      Name:
                                      Title:

       (Signature Pages to the Securities Purchase Agreement Continued)


                                   CENTRAL INVESTMENT HOLDING
                                   (B.V. I.) CO., LTD.
                                   ---------------------------------------------


                                   By:__________________________________________
                                        Name: Gilbert Ma
                                        Title: Senior Vice President

       (Signature Pages to the Securities Purchase Agreement Continued)


                                   TORONTO DOMINION INVESTMENTS, INC.
                                   ---------------------------------------------


                                   By:__________________________________________
                                        Name: Frederic Hawley
                                        Title: Asst. Vice President

        (Signature Pages to the Securities Purchase Agreement Continued)


                                   VANGUARD CELLULAR OPERATING CORP.
                                   ---------------------------------------------


                                   By:__________________________________________
                                        Name: Stephen R. Leeolou
                                        Title: Executive Vice President

       (Signature Pages to the Securities Purchase Agreement Continued)


                              MITSUI & CO., LTD.
                              ---------------------------------------------


                              By:__________________________________________
                                   Name:  Rentaro Kohama
                                   Title: General Manager
                                          Information Business Development Div.
                                          Information Business Group

       (Signature Pages to the Securities Purchase Agreement Continued)


                               MITSUBISHI CORPORATION
                               ----------------------------------------------



                               By:___________________________________________
                                     Name:   Tsumeo Kitzura
                                     Title:  General Manager
                                             Telecommunication & Broadcasting
                                             Business Div.

       (Signature Pages to the Securities Purchase Agreement Continued)


                              MassMutual Corporate Value Partners Limited By Massachusetts Mutual Life Insurance Company as Investment Manager
                              --------------------------------------------------



                              By:_______________________________________________
                                     Name:   Mark A. Ahmed
                                     Title:  Second Vice President

       (Signature Pages to the Securities Purchase Agreement Continued)


                              Massachusetts Mutual Life Insurance Company
                              -------------------------------------------------


                              By:______________________________________________
                                     Name:   Mark A. Ahmed
                                     Title:  Second Vice President

       (Signature Pages to the Securities Purchase Agreement Continued)


                                    __________________________________________


                                    By:     IW Fund - Fred        , Manager
                                       ---------------------------------------
                                            Name:
                                            Title:

       (Signature Pages to the Securities Purchase Agreement Continued)


                                    ___________________________________________


                                    By:     Jason Wu, December 13, 1995
                                       ----------------------------------------
                                            Name:   Jason Jenchang Wu
                                            Title:

       (Signature Pages to the Securities Purchase Agreement Continued)


                             The Emerging Markets Telecommunications Fund, Inc.
                             --------------------------------------------------



                             By:___________________________________________
                                   Name:  Michael A. Pagrato
                                   Title:

       (Signature Pages to the Securities Purchase Agreement Continued)


                                   Latin America Investment Fund, Inc.
                                   --------------------------------------------



                                   By:_________________________________________
                                        Name:   Rachel Manney
                                        Title:

       (Signature Pages to the Securities Purchase Agreement Continued)


                                   Latin America Equity Fund, Inc.
                                   ---------------------------------------------



                                   By:__________________________________________
                                        Name:   Rachel Manney
                                        Title:

       (Signature Pages to the Securities Purchase Agreement Continued)


                                   C.I. Global Fund
                                   ---------------------------------------------



                                   By:__________________________________________
                                        Name:   David C. Pauli
                                        Title:  Vice President/Fund Accounting

       (Signature Pages to the Securities Purchase Agreement Continued)


                                   C.I. Latin American Fund
                                   ---------------------------------------------



                                   By:__________________________________________
                                        Name:   David C. Pauli
                                        Title:  Vice President/Fund Accounting

       (Signature Pages to the Securities Purchase Agreement Continued)


                                   C.I. Emerging Markets Fund
                                   ---------------------------------------------



                                   By:__________________________________________
                                        Name:   Ray Chang
                                        Title:  President & COO

       (Signature Pages to the Securities Purchase Agreement Continued)


                                   Latin America Capital Partners Limited
                                   ---------------------------------------------



                                   By:__________________________________________
                                        Name:   Marie Woodall
                                        Title:  Secretary


                                        For and on behalf of GUERNSEY
                                        INTERNATIONAL FUND MANAGERS
                                        LIMITED, Secretary

       (Signature Pages to the Securities Purchase Agreement Continued)


                                   Argentina Equity Investments Partnership
                                   ---------------------------------------------



                                   By:__________________________________________
                                        Name:
                                        Title:

       (Signature Pages to the Securities Purchase Agreement Continued)


                                   Japan Associated Finance Co., Ltd.
                                   ---------------------------------------------



                                   By:__________________________________________
                                        Name:   Masaki Yoshida
                                        Title:  President

       (Signature Pages to the Securities Purchase Agreement Continued)


                                   JAFCO G-5 Investment Enterprise Partnership
                                   ---------------------------------------------



                                   By:__________________________________________
                                        Name:   Masaki Yoshida
                                        Title:  President
                                                Japan Associated Finance Co.,
                                                  Ltd.
                                                Its Executive Partner

       (Signature Pages to the Securities Purchase Agreement Continued)


                                  JAFCO R-1(A) Investment Enterprise Partnership
                                  ----------------------------------------------



                                  By:___________________________________________
                                        Name:   Masaki Yoshida
                                        Title:  President
                                                Japan Associated Finance Co.,
                                                   Ltd.
                                                Its Executive Partner

       (Signature Pages to the Securities Purchase Agreement Continued)


                                  JAFCO R-1(B) Investment Enterprise Partnership
                                  ----------------------------------------------



                                  By:___________________________________________
                                        Name:   Masaki Yoshida
                                        Title:  President
                                                Japan Associated Finance Co.,
                                                  Ltd.
                                                Its Executive Partner

       (Signature Pages to the Securities Purchase Agreement Continued)


                                   JAFCO R-2 Investment Enterprise Partnership
                                   ---------------------------------------------



                                   By:__________________________________________
                                        Name:   Masaki Yoshida
                                        Title:  President
                                                Japan Associated Finance Co.,
                                                  Ltd.
                                                Its Executive Partner

          (Signature Pages to the Securities Purchase Agreement Continued)


                              U.S. Information Technology Investment
                              Enterprise Partnership
                              --------------------------------------------------



                              By:
                                 _______________________________________________
                                   Name:  Masaki Yoshida
                                   Title: President
                                          Japan Associated Finance Co., Ltd.
                                          Its Executive Partner

          (Signature Pages to the Securities Purchase Agreement Continued)


                              Northwood Ventures
                              --------------------------------------------------



                              By:_______________________________________________
                                   Name:   Peter G. Schiff
                                   Title:  General Partner

          (Signature Pages to the Securities Purchase Agreement Continued)


                              Northwood Capital Partners LLC
                              --------------------------------------------------



                              By:_______________________________________________
                                   Name:   Peter G. Schiff
                                   Title:  Chairman and CEO

          (Signature Pages to the Securities Purchase Agreement Continued)


                              Gateway Venture Partners III, L.P.
                              --------------------------------------------------
                              By:  Gateway Associates III, L.P.,
                                   its General Partner



                              By:_______________________________________________
                                   Name:  John S. McCarthy
                                   Title: General Partner

          (Signature Pages to the Securities Purchase Agreement Continued)


                              RS & Co. IV, L.P.
                              --------------------------------------------------



                              By:_______________________________________________
                                   Name:  John M. Grillos
                                   Title: General Partner of RS & Co.
                                          Venture Partners IV, L.P., its
                                          General Partner

          (Signature Pages to the Securities Purchase Agreement Continued)


                              Bayview Investors, Ltd.
                              --------------------------------------------------



                              By:_______________________________________________
                                   Name:  John M. Grillos
                                   Title: Managing Director of Robertson,
                                          Stephens & Company Private Equity
                                          Group, L.L.C., its General Partner

       (Signature Pages to the Securities Purchase Agreement Continued)


                              Pavey Family Partners
                              --------------------------------------------------



                              By:
                                 _______________________________________________
                                   Name:  R.D. Pavey
                                   Title: General Partner

          (Signature Pages to the Securities Purchase Agreement Continued)


                              __________________________________________________



                              By:_______________________________________________
                                   Name: Brooks Stough
                                   Title:

          (Signature Pages to the Securities Purchase Agreement Continued)



                              High Point Keller Limited Partnership
                              --------------------------------------------------



                              By:_______________________________________________
                                   Name:  R. B. Keller
                                   Title: President, High Point Management Inc.
                                          (General Partner)

          (Signature Pages to the Securities Purchase Agreement Continued)



                              __________________________________________________



                              By:_______________________________________________
                                   Name:  Richard B. Keller II
                                   Title:

          (Signature Pages to the Securities Purchase Agreement Continued)



                              Richard B. Keller II, IRA, DLJSC as Custodian
                              --------------------------------------------------



                              By:_______________________________________________
                                   Name:   Richard B. Keller II
                                   Title:

          (Signature Pages to the Securities Purchase Agreement Continued)



                              Harris Corporation
                              --------------------------------------------------



                              By:_______________________________________________
                                   Name:  Ronald R. Spoehel
                                   Title: Vice President - Corporate
                                          Development

          (Signature Pages to the Securities Purchase Agreement Continued)



                              __________________________________________________



                              By:_______________________________________________
                                   Name:  Gary J. Morgenthaler
                                   Title:

          (Signature Pages to the Securities Purchase Agreement Continued)



                              __________________________________________________



                              By:_______________________________________________
                                   Name:  Dixon R. Doll
                                   Title:

          (Signature Pages to the Securities Purchase Agreement Continued)



                              Drysdale Partners
                              --------------------------------------------------



                              By:_______________________________________________
                                   Name:  George Drysdale
                                   Title: